SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check	the appropriate box:

☒	Revised Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

QUALSTAR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copy to:

Keith E. Gottfried, Esq.
Alston & Bird LLP
The Atlantic Building
950 F. Street, N.W.
Washington, DC 20004-1404
(202) 239-3679

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JUNE 3, 2013

June 3, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), to be held on ___________, 2013, at the corporate offices of Qualstar, located at 3990-B Heritage Oak Court, Simi Valley, California 93063, beginning at 9:30 a.m. Pacific Time (including any adjournment, postponement, continuation or rescheduling thereof, the “2013 Annual Meeting”). At this meeting you will be asked to vote on each of the five proposals set forth in the attached Notice of 2013 Annual Meeting and Proxy Statement, which contains detailed information about each proposal and other matters related to the 2013 Annual Meeting.

 We have received a letter from BKF Capital Group, Inc., a company controlled by Steven N. Bronson (collectively, the “BKF Capital Group”), which owns approximately 18.7% of Qualstar’s common stock, expressing their intention to nominate their own slate of nominees for election as directors at the 2013 Annual Meeting in opposition to the five director candidates we have nominated. While Qualstar does not know whether the BKF Capital Group will in fact solicit proxies or nominate persons for election as directors at the 2013 Annual Meeting, please be advised that, on May 29, 2013, the BKF Capital Group filed a preliminary proxy statement with the SEC with respect to its solicitation of proxies for the election of five nominees to your Board of Directors in opposition to the nominees recommended by your Board. Accordingly, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the BKF Capital Group. We are not responsible for the accuracy of any information provided by or relating to the BKF Capital Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the BKF Capital Group or any other statements that they may otherwise make.

Your Board of Directors has not approved or endorsed any of the BKF Capital Group’s nominees for election as directors and strongly urges you NOT to sign or return any proxy card that the BKF Capital Group may send to you. Even a “WITHHOLD” vote with respect to the BKF Capital Group’s nominees on its proxy card will cancel any previously submitted WHITE proxy card. If you do sign a proxy card sent to you by the BKF Capital Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

YOUR BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

We believe that the five (5) nominees proposed by your Board, with their breadth of relevant and diverse experience, represents the best interests of our shareholders and should be elected. Accordingly, your Board of Directors unanimously recommends that you vote FOR the following five (5) nominees: Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, using the enclosed WHITE proxy card. Your VOTE is important to the future of Qualstar. We appreciate your support and look forward to seeing you at the 2013 Annual Meeting. Whether or not you plan to attend the 2013 Annual Meeting, please vote your shares using the Internet, the phone, or by mail by returning the WHITE proxy card enclosed.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc., toll-free at (800) 322-2885.

It is important that your shares be represented.  Therefore, even if you presently plan to attend the 2013 Annual Meeting, please complete, sign and date and promptly return the enclosed proxy card in the envelope provided.  If you do attend the 2013 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

I look forward to seeing you at the 2013 Annual Meeting.

Sincerely, Lawrence D. Firestone Chief Executive Officer and President

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JUNE 3, 2013

QUALSTAR CORPORATION
3990-B Heritage Oak Court
Simi Valley, California 93063

NOTICE OF THE 2013 ANNUAL MEETING OF SHAREHOLDERS
To be held on Friday, ___________, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “2013 Annual Meeting”) of Qualstar Corporation (“Qualstar,” the “Company,” or “we”) will be held at the corporate offices of Qualstar, located at 3990-B Heritage Oak Court, Simi Valley, California 93063, on Friday, ___________, 2013, at 9:30 a.m. Pacific Time, for the following purposes:

1.	To elect five directors to serve one year terms expiring at the 2014 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified;

2.	To ratify the adoption by the Board of Directors of the Rights Agreement, dated February 5, 2013, by and between Qualstar and Corporate Stock Transfer, Inc., as Rights Agent;

3.
To authorize the Board of Directors to adjourn the 2013 Annual Meeting in the event the meeting is convened and a quorum is present but there are not sufficient votes to ratify the adoption of the Rights Agreement, in order to enable the Board to solicit additional proxies;

4.	To approve amendment and restatement of the Qualstar Corporation 2008 Stock Incentive Plan;

5.	To approve the appointment of SingerLewak LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2013; and

6.	To transact any other business as may properly come before the 2013 Annual Meeting and any adjournment thereof.

More information on all of these matters is included in the accompanying Proxy Statement. Shareholders of record at the close of business on May 20, 2013, are entitled to notice of, and to vote at, the 2013 Annual Meeting and any adjournment or postponement thereof.  All shareholders are cordially invited to attend the 2013 Annual Meeting in person.

Your Board of Directors unanimously recommends that you vote FOR the Board’s five (5) nominees: Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek.

By Order of the Board of Directors

John D. Pirnot
Secretary
Simi Valley, California
June 3, 2013

YOUR VOTE IS IMPORTANT.  THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE 2013 ANNUAL MEETING YOU SHOULD COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED.  NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE regarding the availability of proxy materials for the 2013 Annual Meeting of Shareholders to be held on ___________, 2013:  This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 are available on Qualstar’s website at www.qualstar.com.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
DATED JUNE 3, 2013

QUALSTAR CORPORATION
3990-B Heritage Oak Court
Simi Valley, California 93063

PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS
To be held on Friday, ___________, 2013

This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), in connection with the solicitation of proxies for the 2013 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “2013 Annual Meeting”) to be held on Friday, ___________, 2013 at the corporate offices of Qualstar, located at 3990-B Heritage Oak Court, Simi Valley, California 93063, at 9:30 a.m. Pacific Time. This Proxy Statement contains important information about the business matters that will be voted on at the 2013 Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the 2013 Annual Meeting. This Proxy Statement summarizes the information you need to vote at the 2013 Annual Meeting. You do not need to attend the 2013 Annual Meeting to vote your shares of Qualstar’s common stock, no par value (the “Common Shares”). This Proxy Statement, the accompanying WHITE proxy card and our annual report on Form 10-K for the fiscal year ended June 30, 2012 are being made available to shareholders beginning on or about June 3, 2013. Please read this Proxy Statement, as it contains important information you need to know to vote at the 2013 Annual Meeting.

What proposals will be voted on at the 2013 Annual Meeting?

At the 2013 Annual Meeting, you will be asked to consider and vote upon the following matters:

•	Election of five directors to each serve until the 2014 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified (Proposal 1);

•	Ratification of the adoption by the Board of Directors of the Rights Agreement dated February 5, 2013 (Proposal 2);

•
Authorization for the Board of Directors to adjourn the 2013 Annual Meeting in the event the meeting is convened and a quorum is present but there are not sufficient votes to ratify the adoption of the Rights Agreement, in order to enable the Board to solicit additional proxies (Proposal 3);

•	Approval of the amendment and restatement of Qualstar Corporation 2008 Stock Incentive Plan (Proposal 4);

•	Approval of the appointment of SingerLewak LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2013 (Proposal 5); and

•	Any other matters, if any, as may properly be brought before the 2013 Annual Meeting and any postponement or adjournment of the 2013 Annual Meeting.

 When and where will the 2013 Annual Meeting be held?

The 2013 Annual Meeting will be held on Friday, ___________, 2013, at 9:30 a.m. Pacific Time, at the corporate offices of Qualstar, located at 3990-B Heritage Oak Court, Simi Valley, California 93063.

Will there by a proxy contest for the election of directors at the 2013 Annual Meeting?

On January 18, 2013, we received a letter from the BKF Capital Group (“BKF Capital”), a company controlled by Steven N. Bronson (collectively, the “BKF Capital Group”), which owns approximately 18.7% of Qualstar’s common stock, expressing their intention to nominate their own slate of nominees for election as directors at the 2013 Annual Meeting, in opposition to the five director candidates we have nominated. While Qualstar does not know whether the BKF Capital Group will in fact solicit proxies or nominate persons for election as directors at the 2013 Annual Meeting, please be advised that, on May 29, 2013, the BKF Capital Group filed a preliminary proxy statement with the SEC with respect to its solicitation of proxies for the election of five nominees in opposition to the nominees recommended by your Board. Accordingly, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the BKF Capital Group. We are not responsible for the accuracy of any information provided by or relating to the BKF Capital Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the BKF Capital Group or any other statements that they may otherwise make.

Your Board has not approved or endorsed the nominees of the BKF Capital Group and strongly urges you not to sign or return any proxy card that the BKF Capital Group may send to you and to discard any proxy materials and proxy cards that you may receive from the BKF Capital Group. We believe that the five nominees proposed by your Board, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the Board’s five nominees should be elected. Your Board unanimously recommends that you vote FOR all the Board’s nominees (Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek), using the enclosed WHITE proxy card or by voting by Internet or telephone as described in this proxy statement.

What do I do if I receive a proxy card from the BKF Capital Group?

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

Even a “WITHHOLD” vote with respect to the BKF Capital Group’s nominees on their proxy card will cancel any proxy previously given to Qualstar.

If you previously signed a proxy card sent to you by the BKF Capital Group, you can change or revoke that proxy and vote for the Board of Directors’ nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the 2013 Annual Meeting to vote in person. Only your latest-dated proxy will be voted at the 2013 Annual Meeting.

If you need assistance changing or revoking your vote, please call Qualstar’s proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.

Who is entitled to vote at the 2013 Annual Meeting?

Your Board of Directors has fixed the close of business on May 20, 2013 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the 2013 Annual Meeting. As of the record date, Qualstar had 12,253,117 outstanding shares of common stock entitled to notice of, and to vote at, the 2013 Annual Meeting. No other securities are entitled to vote at the 2013 Annual Meeting.  Only shareholders of record on such date are entitled to notice of and to vote at the 2013 Annual Meeting and at any adjournment thereof.

What are the voting rights of shareholders?

Each shareholder of record is entitled to one vote for each share held as of the record date on all matters to come before the 2013 Annual Meeting and at any adjournment thereof. Under our Articles of Incorporation, shareholders do not have cumulative voting rights in the election of directors.

 How many votes must be present to hold the 2013 Annual Meeting?

To conduct business at the 2013 Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting shall constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the 2013 Annual Meeting for the transaction of business.

How do I vote my shares?

In addition to voting in person at the 2013 Annual Meeting or any postponement or adjournment thereof, you may vote by mail, Internet or telephone.

Voting by Internet or Telephone.  If you are a registered shareholder (that is, if your stock is registered in your name), you may also vote by Internet or telephone by following the instructions included with your WHITE proxy card.  You are encouraged to vote electronically by Internet or telephone.  The procedures for each of these voting methods is set forth below.

Vote by Internet.  Use the Internet to vote your proxy 24 hours a day, 7 days a week.  Have your WHITE proxy card in hand when you log on.  You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone.  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

If you vote by Internet or telephone, you do not need to return your WHITE proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone.

If you need assistance in revoking your proxy or changing your vote, please call Qualstar’s proxy solicitor, MacKenzie Partners Inc., toll free at (800) 322-2885.

Voting by Mail. To vote by mail, please sign, date and return to Qualstar as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described above, you need not also mail a proxy to Qualstar.

Voting at the 2013 Annual Meeting. You may vote by ballot in person at the 2013 Annual Meeting.  If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the 2013 Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the 2013 Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by Internet or telephone to ensure that your vote is received and counted. If you vote in person at the 2013 Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board of Directors recommend that I vote?

Your Board of Directors unanimously recommends that you vote as follows:

☐	“FOR” each of the following five (5) nominees to the Board: Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek (Proposal 1);

☐	“FOR” the proposal to ratify the adoption by the Board of Directors of the Rights Agreement dated February 5, 2013 (Proposal 2);

☐
“FOR” the proposal to authorize the Board of Directors to adjourn the 2013 Annual Meeting in the event the meeting is convened and a quorum is present but there are not sufficient votes to ratify the adoption of the Rights Agreement, in order to enable the Board to solicit additional proxies (Proposal 3);

☐	“FOR” approval of amendment and restatement of Qualstar Corporation 2008 Stock Incentive Plan (Proposal 4); and

☐	“FOR” approval of the appointment of SingerLewak LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2013 (Proposal 5).

What vote is required?

Directors are elected by a plurality of the votes cast for election of directors and only five directors may be elected at the 2013 Annual Meeting. The directors elected will be the five (5) nominees who receive the highest number of “FOR” votes cast at the 2013 Annual Meeting by shareholders present, in person, or by proxy, and entitled to vote. If a shareholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE Proxies signed and returned unmarked will be voted FOR the Board’s five (5) nominees (Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election. If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board of Directors may reduce the number of directors to be elected.

For each of Proposal 2 (ratification of Rights Agreement), Proposal 3 (authorization to adjourn the 2013 Annual Meeting), Proposal 4 (amended and restated Stock Incentive Plan) and Proposal 5 (appointment of SingerLewak LLP), approval will require the affirmative vote of a majority of the shares present or represented and voting on the matter at the Annual Meeting.

Proxies marked “abstain” as to Proposal 2, 3, 4 or 5 and broker non-votes will not be counted in determining the total number of shares voting on Proposal 2, 3, 4 or 5 and, therefore, will have no effect on whether the proposal is approved.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the 2013 Annual Meeting that are properly executed and dated will be voted at the 2013 Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the election of each of the following five (5) director nominees: Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek, and FOR Proposals 2, 3, 4 and 5, and in accordance with the best judgment of the named proxies on any other matters that may come before the meeting. Unsigned proxies will not be voted.

If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the 2013 Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the 2013 Annual Meeting?

With respect to any other matter that properly comes before the 2013 Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Qualstar. For example, if you do not give instructions on your WHITE proxy card or by Internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the proxy holders for any substitute nominee as may be nominated by the Board of Directors. The proxy holders consist of Lawrence D. Firestone and John D. Pirnot.

On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be brought before the 2013 Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the 2013 Annual Meeting for the proposals so marked. To constitute a quorum for the transaction of business at the 2013 Annual Meeting, there must be present, in person or by proxy, a majority of the shares entitled to vote so any property executed WHITE proxy card, even if marked “Abstain,” helps ensure that a quorum is present. Since only votes cast on the proposals presented at the 2013 Annual Meeting will determine the outcome of any vote on the proposals, if you mark your WHITE proxy card “Abstain” with respect to any proposal, your proxy will not affect the outcome of that proposal other than to reduce the number of votes cast.

Will my shares be voted if I do not provide instructions to my broker or nominee?

When a matter to be voted on at a shareholders meeting is the subject of a contested solicitation, under applicable stock exchange and Nasdaq rules, brokers no longer have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the 2013 Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a “broker non-vote.” For example, if you provide your broker instructions on Proposal Nos. 1 and 2 but not on Proposal Nos. 3-5, the broker will vote on Proposal Nos. 1 and 2 as you direct but will not vote your shares on Proposal Nos. 3-5.

Please remember to give your broker specific instructions when returning your WHITE proxy card. If you previously returned a proxy card without specific instructions regarding how your shares are to be voted, please complete and return the enclosed WHITE proxy card to your broker with specific voting instructions.

Can I revoke my proxy or change my vote?

An executed proxy may be revoked at any time before its exercise by delivering to the Secretary of Qualstar a written notice of revocation or a duly executed proxy bearing a later date. Prior to the date of the 2013 Annual Meeting, any notice of revocation or subsequent proxy must be delivered to our Secretary at 3990-B Heritage Oak Court, Simi Valley, California 93063, the principal executive office of Qualstar.  On the date of the 2013 Annual Meeting, such notice or subsequent proxy should be delivered in person at the 2013 Annual Meeting prior to the time of the vote.  Accordingly, the execution of the enclosed proxy will not affect a shareholder’s right to vote in person should such shareholder find it convenient to attend the 2013 Annual Meeting and desire to vote in person, so long as the shareholder has revoked his or her proxy prior to its exercise in accordance with these instructions. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

What does it mean if I receive more than one WHITE proxy card?

If you hold your shares in more than one account, you will receive a WHITE proxy card for each account.  To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

As previously noted, the BKF Capital Group has provided notice that it intends to nominate an opposition slate of nominees for election as directors at the 2013 Annual Meeting. As a result, you may receive proxy cards from both Qualstar and the BKF Capital Group. To ensure that shareholders have Qualstar’s latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the 2013 Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE BKF CAPITAL GROUP. Even a vote “WITHHOLD” with respect to the BKF Capital Group’s nominees on their proxy card will cancel any previously submitted WHITE proxy card.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board, without additional compensation, by Qualstar’s directors, officers and regular employees. Such persons are listed in Appendix I to this Proxy Statement. Additionally, the Board has retained MacKenzie Partners, Inc., a proxy solicitation firm, who may solicit proxies on the Board’s behalf.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Qualstar. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Due to the possibility of a proxy contest, we have engaged MacKenzie Partners Inc. to solicit proxies from shareholders in connection with the 2013 Annual Meeting. MacKenzie Partners Inc. expects that approximately [   ] of its employees will assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. an estimated fee of $[    ] plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Qualstar estimates that its additional expenses beyond those normally associated with soliciting proxies for the 2013 Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be $500,000 in the aggregate, of which approximately $75,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie Partners as Qualstar’s proxy solicitor, as discussed above (at last year’s 2012 Annual Meeting, no proxy solicitor was deemed necessary), fees of outside counsel to advise Qualstar in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

May I attend the 2013 Annual Meeting?

Admission to the 2013 Annual Meeting will be by admission ticket only. Family members are welcome to accompany you to the 2013 Annual Meeting.  If you are a registered shareholder, the top half of the enclosed WHITE proxy card is your admission ticket. Neither voting instruction forms provided by your bank, broker or nominee nor proxy cards provided by the BKF Capital Group will serve as valid admission tickets. Upon arrival at the 2013 Annual Meeting, please present your admission ticket and photo identification at the registration desk. If you hold your shares in “street name” (that is, through a broker or other nominee), you may request an admission ticket by writing or phoning Qualstar; you will need to bring to the 2013 Annual Meeting a letter from the broker or other nominee confirming your beneficial ownership of Qualstar shares as of the Record Date in addition to photo identification. Qualstar reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the 2013 Annual Meeting.

What is Qualstar’s Internet address?

Qualstar’s Internet address is http://www.Qualstar.com. You can access this Proxy Statement and Qualstar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 at this Internet address. Qualstar’s filings with the Securities and Exchange Commission (the “SEC”) are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

 If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 are also available on our website at http://www.Qualstar.com.  You may also contact MacKenzie Partners, Inc. for additional copies.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone.

The BKF Capital Group may send you solicitation materials in an effort to solicit your vote to elect their nominees to Qualstar’s Board. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

BACKGROUND OF DISCUSSIONS WITH THE BKF CAPITAL GROUP

The following is a chronology of the material contacts and events in our relationship with the BKF Capital Group:

In February 2012, the BKF Capital Group sent a letter to Qualstar’s board of directors recommending several corporate actions it believed could increase shareholder value. These actions included divesting Qualstar’s tape library business, and distributing cash to shareholders from the sale of marketable securities held by Qualstar. Qualstar believed the adoption of these recommendations would be detrimental to Qualstar’s long-term value and prospects. While communicating its appreciation to the BKF Capital Group for providing Qualstar with its input, Qualstar determined that shareholder value could be best maximized in ways that did not adversely affect Qualstar’s long-term future and prospects.

On February 28, 2012, the BKF Capital Group released an open letter to Qualstar’s shareholders urging them to withhold all of their votes for the incumbent directors at Qualstar’s 2013 Annual Meeting of shareholders on March 21, 2012. The BKF Capital Group stated it was not seeking to effect a change of control of Qualstar at that time. At the 2013 Annual Meeting of shareholders on March 21, 2012, Qualstar’s shareholders re-elected all six of Qualstar’s nominees to the board.

On April 30, 2012, the BKF Capital Group sent a letter to Qualstar demanding that Qualstar hold a special shareholders meeting on June 20, 2012, with the stated purpose being to remove and replace the entire recently-reelected board of directors. The special meeting of shareholders was held on June 20, 2012, and despite the urging of the BKF Capital Group, none of the current directors was removed by the shareholders.

On May 9, 2012, Qualstar announced that the Board had appointed Lawrence D. Firestone to the position of Chief Executive Officer and President of Qualstar. In the press release announcing Mr. Firestone’s appointment, Qualstar also indicated that Mr. Firestone would commence his new position by June 4, 2012. Mr. Firestone had been a director of Qualstar since May 2011 and, as President and Chief Executive Officer, continued to serve on the Board. Mr. Firestone brings to Qualstar over 30 years of operations and financial management experience in global public and private companies, including significant turnaround and M&A expertise.

On September 24, 2012, Qualstar announced a change in composition to the Board by the appointment of Daniel C. Molhoek, an attorney with the Varnum law firm and a seasoned advisor to public and private companies of all sizes, to the Board. Mr. Molhoek’s practice includes capitalization and structuring of business entities, strategic and governance issues and structuring and negotiating mergers, acquisitions, joint ventures and strategic alliances. Simultaneously, Qualstar announced the resignation from the Board of Robert E. Rich, who is outside counsel for Qualstar and had been a member of the Board since 2000.

In November and December of 2012, Mr. Firestone attempted to speak with Mr. Bronson. Mr. Firestone was only afforded the opportunity to speak with Mr. Bronson’s attorney.

On January 11, 2013, Qualstar, in an ongoing effort to enhance the composition of the Board announced the appointment of a seasoned technology executive, Allen Alley, to the Board. Mr. Alley brings to the Board over 30 years of operating and governance experience with private and public companies. He founded and led Pixelworks, a semiconductor company for plasma and LCDs and led its successful initial public offering. In addition, Mr. Alley has served as a member of the board of directors of several other public companies.

On January 18, 2013, Qualstar received a letter from the BKF Capital Group in which the BKF Capital Group stated that it intends to nominate director candidates to replace the entire current membership of the Board at the 2013 Annual Meeting.

On January 30, 2013, the BKF Capital Group commenced an unsolicited partial tender offer (the “Offer”) to purchase up to 3,000,000 shares of Qualstar’s common stock, or approximately 24.5% of Qualstar’s outstanding shares, at a price of $1.65 per share in cash, without interest and less any applicable withholding taxes, subject to the terms and conditions set forth in the Tender Offer Statement on Schedule TO (together with the exhibits thereto, as amended, the “Schedule TO”) filed by the BKF Capital Group with the SEC. Had the Offer been completed and fully subscribed, the BKF Capital Group would have collectively owned approximately 43.2% of Qualstar’s outstanding shares. The BKF Capital Group indicated in its Schedule TO that one of the purposes of its unsolicited partial tender offer was to obtain a “controlling influence” over Qualstar.

On January 31, 2013, the Board met telephonically with management and representatives of Stradling Yocca Carlson & Rauth, P.C. (“Stradling Yocca”) and Alston & Bird LLP (“Alston & Bird”), Qualstar’s legal advisors, to preliminarily discuss the Offer. At this meeting, the Board authorized management to engage Needham & Company, LLC (“Needham & Company”) to serve as Qualstar’s financial advisor in connection with the Offer.

On the same day, Qualstar issued a press release confirming that it was aware of the Offer and indicating that the Board, in consultation with its financial and legal advisors, would carefully review and consider the Offer to determine the course of action that it believes is in the best interests of Qualstar and its shareholders. The press release also indicated that the Board intended to advise shareholders of its formal recommendation within ten business days by making available to shareholders and filing with the SEC a solicitation/recommendation statement on Schedule 14D-9. In addition, Qualstar advised its shareholders to take no action at this time pending the review of the Offer by the Board.

On February 5, 2013, the Board held a special telephonic meeting with management and representatives of Alston & Bird and Stradling Yocca, as well as with representatives of Needham & Company. At the meeting, the Board, after considering the advice of its financial and legal advisors, unanimously approved and adopted the Rights Agreement.

On February 6, 2013, Qualstar issued a press release announcing the adoption of the Rights Agreement. Qualstar stated in the press release that the Rights Agreement was intended to protect Qualstar and its shareholders from efforts to obtain control of Qualstar that the Board determines are not in the best interests of Qualstar and its shareholders, and to enable all shareholders to realize the long-term value of their investment in Qualstar. The press release also indicated that the Rights Agreement was not intended to interfere with any merger, tender or exchange offer or other business combination approved by the Board and that the Rights Agreement did not prevent the Board from considering any offer that it considers to be in the best interest of its shareholders. In addition, the press release noted Qualstar’s intention to seek ratification from shareholders of the Rights Agreement.

On February 11, 2013, the BKF Capital Group issued a press release announcing that it intended to terminate the Offer on account of the Board’s adoption of the Rights Agreement. Later that day, the BKF Capital Group filed with the SEC an amendment to its Tender Offer Statement on Schedule TO terminating the Offer. The termination of the Offer occurred just hours before Qualstar was planning to file its Solicitation / Recommendation Statement on Schedule 14D-9 which would have contained the Board’s recommendation to shareholders as to whether to tender their shares into BKF Capital’s offer and the reasons for such recommendation.

On February 13, 2013, Qualstar issued a press release commenting on the announcement by the BKF Capital Group that it was abruptly terminating the Offer. In its press release, Qualstar indicated that, while the Offer’s termination eliminated the need for the Board to make a recommendation or file a Schedule 14D-9 with the Securities and Exchange Commission, shareholders should be aware that it is the unanimous view of the Board, after careful review and consideration, and in consultation with its financial and legal advisors, that BKF Capital’s Offer was inadequate and was not in the best interests of Qualstar and all of its shareholders.

On May 10, 2013, Qualstar issued a press release announcing that Gerald J. “Bud” Laber had been appointed to the Board effective May 8, 2013. Mr. Laber, a former audit partner with the accounting firm of Arthur Andersen, L.L.P., brings to the Board three decades of experience advising public and private companies on strategic transactions, accounting, and financial matters and extensive experience in corporate governance as a board member of the publicly-traded companies. With the addition of Mr. Laber, the Board has six independent directors, bringing the total size of the Board to seven directors.

On May 17, 2013, Qualstar issued a press release announcing that the Board had appointed Allen Alley, one of the Board’s independent directors, as Chairman of the Board. The appointment of Mr. Alley reflects the Board’s view that, at present, Qualstar would best be served by a Board leadership structure that separates the roles of Chairman of the Board and Chief Executive Officer and has an independent director serve as Chairman of the Board. In that same press release, Qualstar also announced that Gerald J. Laber had been appointed as Chairman of the Board’s Audit Committee.

On May 24, 2013, Qualstar filed the preliminary form of this Proxy Statement with the SEC.

On May 29, 2013, the BKF Capital Group filed a preliminary proxy statement with the SEC with respect to the solicitation of proxies for the election of five nominees in opposition to the nominees recommended by the Board.

At various times between termination of the Offer and the present, Qualstar has made numerous attempts to engage in discussions with the BKF Capital Group regarding a potential settlement of the potential proxy contest. During the course of such settlement discussions, Qualstar proposed giving BKF Capital Group the following in order to avoid the expense and distraction of a proxy contest: (i) two seats on the Board for two of BKF Capital Group’s representatives; (ii) reimbursement of BKF Capital Group’s out-of-pocket expenses up to $225,000; and (iii) the termination of the Rights Agreement. As part of any settlement agreement, Qualstar expected the BKF Capital Group and Mr. Bronson to agree to certain customary standstill covenants restricting their ability to conduct during a fixed time period any further contested solicitations against Qualstar. In the most recent discussions that took place between Qualstar and one of the participants in BKF Capital Group’s proxy solicitation, Qualstar was informed that BKF Capital Group is not currently interested in discussing a settlement and prefers instead to pursue its proxy contest.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with Qualstar’s bylaws, the number of directors constituting the Board is fixed as of the commencement of voting at the 2013 Annual Meeting at five.  All five directors are to be elected at the 2013 Annual Meeting and will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have qualified.

The Board currently consists of the following seven individuals: Allen H. Alley, Stanley W. Corker, Lawrence D. Firestone, Carl Gromada, Gerald. J. Laber, Robert A. Meyer, Daniel C. Molhoek. After carefully reviewing the relevant considerations to determine the optimal size of the Board, such as cost, expertise required and workload, the Nominating and Governance Committee recommended to the Board that the size of the Board be reduced to five members effective as of the commencement of voting at the 2013 Annual Meeting. The reduction in the size of the Board did not affect the terms of directors who had previously been elected or the terms of directors who were elected at the 2012 Annual Meeting, whose terms expire at the 2013 Annual Meeting.

The following five individuals - Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek - have been unanimously designated by the Board as the nominees for election as directors. Messrs. Alley, Firestone, Laber and Molhoek currently serve as directors of Qualstar and, other than Mr. Firestone, were all added to the Board since the 2012 Annual Meeting of Shareholders. Each of these nominees was recommended to the Board by the Nominating and Governance Committee and was approved unanimously by the Board. The recommendations of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these five nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the five nominees recommended by the Board should be elected.

The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Qualstar’s shareholders. As of the date of this Proxy Statement, Qualstar has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying WHITE proxy card will not be voted for more than five candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber and Daniel C. Molhoek to the Board, unless, by marking the appropriate space on the WHITE proxy card, the shareholder instructs that he, she or it withholds authority from the proxy holder to vote.

As earlier noted, the BKF Capital Group, which owns approximately 18.7% of Qualstar’s common stock, has notified us of their intention to nominate its own slate of director candidates for election at the 2013 Annual Meeting to serve as directors of Qualstar in opposition to the candidates designated by the Board. While Qualstar does not know whether the BKF Capital Group will in fact solicit proxies or nominate persons for election as directors at the 2013 Annual Meeting, you may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from the BKF Capital Group. Please be aware that Qualstar is not responsible for the accuracy of any information provided by or relating to the BKF Capital Group contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the BKF Capital Group or any other statements that the BKF Capital Group may otherwise make.

We urge you to disregard any proxy card or voting instruction card that you may receive from the BKF Capital Group and to sign and return only the WHITE proxy card that you receive from Qualstar.  Even a “WITHHOLD” vote with respect to the BKF Capital Group’s nominees on their proxy card will cancel any proxy previously given to Qualstar. If you previously signed a proxy card sent to you by the BKF Capital Group, you can revoke that proxy and vote for the Board of Directors’ nominees as described above.  Only your latest dated proxy will count.

The following table provides information regarding Qualstar’s nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data.  Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of Qualstar.

Name and Age	Business Experience During Last Five Years and Other Directorships

Allen H. Alley (58)
Allen H. Alley has been a director since January 2013, and was appointed Chairman of the Board in May 2013.  Mr. Alley currently serves on the Board of Directors of several privately held companies and non-profit organizations, including Purdue University Foundation, Purdue Industrial Advisory Council and the Technology Association of Oregon. From 1997-2010, Mr. Alley served as the Chairman of the Board of Pixelworks, Inc., a semiconductor company, and as President, CEO and Chairman Founder from 1997-2006. From 1992-1996, Mr. Alley was Vice-President, Marketing and Engineering of InFocus Systems, Inc., a manufacturer of portable projection systems. From 1986-1992, Mr. Alley was a General Partner at Battery Ventures, a venture capital firm. From 1976-1986, Mr. Alley held various engineering positions as Director, Computer Aided Engineering at Computervision Corp, Lead Engineer at Boeing and Design Engineer at Ford Motor Company. Mr. Alley has previously served as a director of several publicly owned companies, including Pixelworks, Inc., Applied Films, InFocus Systems, Inc., and Stratasys (pre-IPO).

Mr. Alley was also Chairman of the Oregon GOP from 2010-2012, a candidate for Governor of Oregon in 2009-2010, a candidate for Treasurer of Oregon in 2008, and served as Deputy Chief of Staff to the Governor of Oregon from 2007-2008. Mr. Alley also served as Chairman, Oregon Council for Knowledge and Economic Development from 2002-2006. He also served as a Presidential Appointment to the US-Japan Private Sector Government Commission in 2002.

Mr. Alley has received many awards, both in a personal and professional capacity, among which are Purdue Distinguished Engineering Alumni in 2007, Purdue University Old Master in 2006, Forbes 4th Fastest Growing Tech Company in 2005, Oregon Technology Company of the Year in 2004, the Deloitte Technology Fast 500 in 2001 through 2003, Oregon Technology Executive of the Year in 2002, Purdue Outstanding Mechanical Engineer in 2002, Ernst & Young Entrepreneur of the Year in 2001, Fastest Growing Public Company in Oregon in 2001 and Oregon Technology Company of the Year in 2000.  Mr. Alley received a BS degree in Mechanical Engineering from Purdue University in 1976, with a minor emphasis in Business.

Chester Baffa (73)
Chester Baffa is a 40+ year veteran of the data storage and computing industries.  Before his retirement, Mr. Baffa was Vice President of Sales for Overland Storage, Inc. from 2000 to 2005, and prior to that Vice President and General Manager with ATL Products (now Quantum Corporation) from 1995 to 1999.  Previously Mr. Baffa held senior leadership and business development positions with Micropolis Corporation, Okidata Corporation, and Control Data Corporation.  In the course of his extensive career, Mr. Baffa was instrumental in building sales, marketing and operating strategies for rapid growth and profitability of companies engaged in the design and sales of secondary computer storage systems including both tape libraries and disk systems designed for data protection.  Mr. Baffa received a degree in Economics from Allegheny College.

Lawrence D. Firestone (55)
Lawrence D. Firestone has served as Qualstar’s President and CEO since June 1, 2012 and as a Board member since May 2011. From February 2011 to May 2012, Mr. Firestone was the Chief Financial Officer of Xiotech Corporation, a supplier of performance driven enterprise storage. From August 2006 to August 2010, Mr. Firestone was Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (AEIS) a leading provider of power conversion devices for the semi-conductor and solar inverter markets. From July 1999 until August 2006, Mr. Firestone served as the Senior Vice President and Chief Financial Officer and secretary and treasurer at Applied Films Corporation, (AFCO) a leading supplier of thin film deposition equipment. Prior to joining Applied Films, Mr. Firestone served as Vice President and Chief Operating Officer of Avalanche Industries, a contract manufacturer of custom cables and harnesses, from 1996 to 1999. Mr. Firestone served as a director of Amtech Systems, Inc. from 2005 to 2007 and as a director of Hyperspace Communications, Inc. from 2004 to 2005. Mr. Firestone received a BSBA degree in Accounting from Slippery Rock State College in 1981.

Gerald J. Laber (69)
Gerald J. “Bud” Laber has served as a director of Qualstar since May 2013. Mr. Laber has been a private investor since 2000, when he retired after 33 years of service with Arthur Andersen. Mr. Laber was an audit partner with Arthur Andersen from 1980 to 2000 and, with the exception of a leave for military service from 1966 through 1968, was employed by Arthur Andersen from 1965 until retiring in 2000.

Mr. Laber is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants. Currently, Mr. Laber is: (i) on the board of directors, governance and nominating committee, and chair of both the compensation and audit committees of Boulder Brands, Inc. since June 2005; (ii) on the board of directors and chair of the audit committee of Scott’s Liquid Gold since February 2004; and (iii) on the board of directors and chair of the audit committee and member of the compensation committee of Allied Motion Technologies, Inc. since November 2010.

Formerly, Mr. Laber served on the board of directors of Qualmark Corporation (no longer a public reporting company) until May 2013; on the board of directors and as chair of the audit committee of Spectralink Corporation from April 2004 until it was acquired in March 2007; and served on the board of directors and audit committee of Applied Films Corporation from July 2004 until it was acquired in July 2007and served as audit committee chair from October 2005 to July 2007.

Mr. Laber holds a B.S.B.A. degree with a major in accountancy from the University of South Dakota.  He is a member of the board of trustees of the University of South Dakota Foundation and was president of The Catholic Foundation of Northern Colorado from January 2008 to November 2012.

Daniel C. Molhoek (71)
Daniel C. Molhoek was appointed as a director of Qualstar in September 2012. Mr. Molhoek is currently Counsel at Varnum LLP, a Michigan law firm where he had been a partner since 1973. He has advised boards of publicly held companies and currently serves as Secretary to the Board of Herman Miller, Inc. He also serves on the Board of Directors of several private companies and many non-profit organizations, including Habitat for Humanity of Kent Count and the John Ball Zoological Society. He received a B.S. degree in engineering from the University of Michigan in 1963 and a J.D. from the University of Michigan (magna cum laude) in 1967.

Our Board of Directors unanimously recommends a vote FOR the election of each of the Board’s nominees (Allen H. Alley, Chester Baffa, Lawrence D. Firestone, Gerald J. Laber, and Daniel C. Molhoek) in accordance with the instructions on the enclosed WHITE proxy card or, if you do not receive a proxy card, the voting instruction form provided by your bank or broker.

Even if you sign a proxy card sent to you by the BKF Capital Group, you have the right to change your vote by using the enclosed WHITE proxy card.  Only the latest dated proxy card you vote will be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL FIVE OF THE BOARD’S DIRECTOR NOMINEES.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our directors and director nominees satisfy the current “independent director” standards established by rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), except for Lawrence D. Firestone, who is Chief Executive Officer and President of Qualstar.  Each director serving on the Audit Committee and the Compensation Committee of our Board also meets the more stringent independence requirements established by SEC and Nasdaq rules applicable to audit and compensation committees.  Our Board has determined that no director or nominee has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director.  There are no family relationships among any of the directors and nominees or executive officers of Qualstar.

Board of Directors and Committee Meetings

During the fiscal year ended June 30, 2012, our Board of Directors met 12 times and the committees of our Board held a total of 9 meetings.  Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board, if any, on which he served during fiscal 2012.

The independent directors meet in executive session on a regular basis without any management directors or employees present.

In accordance with our Corporate Governance Guidelines, which our Board adopted on April 26, 2013, directors are expected to attend annual meetings of shareholders.  All directors who were elected at the 2012 Annual Meeting of shareholders attended that meeting.  A copy of our Corporate Governance Guidelines is available in the investors section of the Company’s website at www.Qualstar.com.

Committees of the Board

Our Board has three standing committees:  the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

The Audit Committee is comprised solely of non-employee directors who satisfy current Nasdaq standards with respect to independence, financial expertise and experience.  During fiscal 2012 up to May 8, 2012, the Audit Committee was comprised of Messrs. Corker, Firestone, Gromada and Meyer, with Mr. Gromada serving as Chairman.  Mr. Firestone resigned from the committee on May 8, 2012 in connection with his appointment as Chief Executive Officer and President.  On February 11, 2013, Mr. Alley was appointed to the committee.  On May 16, 2013, Mr. Laber was appointed to the committee and to serve as Chairman in place of Mr. Gromada.  Our Board of Directors has determined that each of Messrs. Alley, Gromada, Laber and Meyer meet the SEC’s definition of “audit committee financial expert.”  The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of Qualstar, and appointment and oversight of the independent public accountants engaged to audit Qualstar’s financial statements.  A copy of our Audit Committee Charter is available in the investors section of Qualstar’s website at www.Qualstar.com.

The Audit Committee held 6 meetings during fiscal 2012.  To ensure independence, the Audit Committee also meets separately with our independent public accountants apart from meeting with members of management.

The Compensation Committee is comprised solely of directors who meet the current Nasdaq requirements for independence.  During the fiscal year ended June 30, 2012 the members of this committee were Stanley W. Corker, Carl W. Gromada and Robert A. Meyer.  On November 1, 2012, Daniel C. Molhoek replaced Mr. Gromada as a member of the committee.  The Compensation Committee reviews and recommends the salaries and bonuses of our executive officers, establishes compensation and incentive plans for our executive officers, and determines other fringe benefits.  The Compensation Committee also evaluates the Company’s compensation plans and practices in order to determine that they do not create excessive or unnecessary risks for the Company.  The Compensation Committee held two meetings during fiscal 2012.

The Compensation Committee meets with Qualstar’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to Qualstar’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks.  The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation.  The Compensation Committee annually reviews and recommends for approval to the full Board all elements of compensation of Qualstar’s Chief Executive Officer, and reviews, counsels, and make recommendations regarding the compensation elements of other senior executives. The Compensation Committee also approves equity awards to all employees of Qualstar.  A copy of our Compensation Committee Charter is available in the investors section of the Company’s website at www.Qualstar.com.

The Nominating Committee is comprised solely of independent directors and during fiscal 2012 was comprised of Messrs. Corker, Gromada, Meyer and Rich, with Mr. Meyer serving as Chairman.  The Nominating Committee held one meeting during fiscal 2012. In September 2012, Mr. Rich resigned from the Board and the committee.  In November 2012, Mr. Molhoek was appointed to the committee and to serve as Chairman in place of Mr. Meyer, and the committee was renamed the Nominating and Governance Committee.  The role of the Nominating and Governance Committee, as set forth in its charter, is to develop and recommend to the Board corporate governance guidelines applicable to Qualstar, assist the Board by identifying, evaluating and recommending candidates for election to the Board, and recommend Board members to serve on each committee of the Board.  A copy of our Nominating and Governance Committee Charter is available in the investors section of Qualstar’s website at www.Qualstar.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the charter of the Nominating and Governance Committee.  In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of Qualstar and our shareholders, and must be willing and able to devote the necessary time for Board service.  To comply with regulatory requirements, a majority of Board members must qualify as independent directors under Nasdaq rules, and at least one Board member must qualify as an “audit committee financial expert” under rules promulgated by the SEC.  In order to qualify for nomination or renomination for election to the Board, a candidate must also comply with all applicable provisions of Qualstar’s bylaws as amended and restated.

The Nominating and Governance Committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by shareholders for consideration as director nominees.  Our charter makes no distinction between whether a director nominee is recommended by a shareholder or by management.  Although we have not received any recommendations for director nominees from shareholders (other than from the BKF Capital Group stating its intention to nominate its own slate of directors to replace the entire current membership of the Board at the 2013 Annual Meeting, as discussed above), we expect that the Committee would apply the same process and criteria in evaluating a shareholder recommendation as it would for a management recommendation.  A shareholder wishing to recommend a candidate for nomination to the Board should send a letter to our Secretary at 3990-B Heritage Oak Court, Simi Valley, California 93063.  The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.”  The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications.  At a minimum, candidates recommended for election to the Board must meet the independence standards established by Nasdaq and the criteria set forth above.

Daniel C. Molhoek, Chair of the Nominating and Governance Committee, recommended that the Nominating and Governance Committee consider Chester Baffa as a nominee for election to the Board at the 2013 Annual Meeting.  Allen H. Alley, Gerald J. Laber and Daniel C. Molhoek, each of whom was appointed as a director by the Board during the past year and will stand for election by the shareholders at the 2013 Annual Meeting, as well as Lawrence D. Firestone, were also each recommended for nomination by one or more members of the Nominating and Governance Committee.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

During fiscal 2012, Qualstar did not have a Chairman of the Board.  Until his retirement on June 15, 2012, our former Chief Executive Officer and President, William J. Gervais, effectively functioned in the capacity of chairman at meetings of the Board.  Following the retirement of Mr. Gervais and his resignation from the Board, this responsibility was assumed by Mr. Gervais’ successor as Chief Executive Officer and President, Lawrence D. Firestone. In May 2013, the Board unanimously elected Allen Alley, an independent director by the Board’s determination, as Chairman of the Board.

Our Board is involved in overseeing the management of risks that face our company.  Historically, potential risks have been considered by the full board as they became apparent, such as in connection with potential acquisitions, as new business opportunities are evaluated, or with day-to-day operational issues.  Our Audit Committee focuses on risks related to financial information systems and financial reporting, regularly reports to the full Board regarding its activities and any specific risks that merit attention by the full Board.  Our Compensation Committee has oversight responsibility regarding risks related to the Company’s compensation policies and practices.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board of Directors or with an individual Board member concerning Qualstar may do so by writing to the Board or to the particular Board member, and mailing the correspondence to:  Attention: Corporate Secretary, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, California 93063.  The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes and is then entered into a log for tracking purposes. Qualstar’s Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to our chief executive officer, chief financial officer, controller and persons performing similar functions.  A copy of the Code of Business Conduct and Ethics is available in the investors section of Qualstar’s website at www.Qualstar.com, and a copy also may be obtained at no charge by written request to the attention of the Corporate Secretary at 3990-B Heritage Oak Court, Simi Valley, California 93063.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Qualstar’s directors and executive officers, and persons who own more than ten percent of Qualstar’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2012, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements except for the following: Mr. Lawrence D. Firestone filed a Statement of Changes in Beneficial Ownership on Form 4 on June 6, 2012, one day after it was due.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 20, 2013 for:

•	each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

•	each of our directors and nominees for election to the Board;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares.  Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable.  The percentage of shares beneficially owned is based on 12,253,117 shares of common stock outstanding as of May 20, 2013.  Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 20, 2013, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.  The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, California 93063.

	Common	Options Exercisable Within	Beneficial Ownership
Name	Shares Owned	60 Days (1)	Number	Percent

William J. Gervais (2) 1925 Angus Avenue, Unit B Simi Valley, CA 93063	2,523,864	—	2,523,864	20.6%

BKF Capital Group, Inc. Steven N. Bronson (3) 225 N.E. Mizner Blvd., Suite 400 Boca Raton, FL 33432	2,292,220	—	2,292,220	18.7%

Dimensional Fund Advisors LP (4) 6300 Bee Cave Road Austin, TX 78746	931,589	—	931,589	7.6%

Amici Capital, LLC (5) 665 Fifth Avenue, 34th Floor New York, NY 10103	834,901	—	834,901	6.8%

Lloyd Miller, III (6) 222 Lakeview Avenue, Suite 160-365 West Palm Beach, FL 33401	810,058	—	810,058	6.6%

Allen Alley	—	—	—	—
Stanley W. Corker	31,640	24,000	55,640	*
Lawrence D. Firestone	2,000	87,000	89,000	*
Carl Gromada	13,000	24,000	37,000	*
Gerald. J. Laber	—	—	—	—
Robert A. Meyer	—	24,000	24,000	*
Daniel C. Molhoek	3,000	—	3,000	—
Robert K. Covey	48,280	5,000	53,280	*
Randy D. Johnson	—	17,000	17,000	*
William J. Lurie	10,100	5,000	15,100	*
Philip G. Varley	—	—	—	—
Steven W. Wagner	5,250	—	5,250	*
All directors and officers as a group (12 persons)	113,270	186,000	299,270	2.4%
Chester Baffa (7)	—	—	—	—

*Less than 1.0%

(1)	Represents shares that may be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of May 20, 2013.

(2)
William J. Gervais is the founder and former Chief Executive Officer and President of Qualstar.  Mr. Gervais ended his employment as Chief Executive and President and service as a director on June 15, 2012.

(3)
Based on information contained in reports filed with the SEC, BKF Capital Group, Inc. beneficially owns 2,234,520 shares of Qualstar common stock as of January 17, 2013.  Steven N. Bronson, as the Chairman and President of BKF Capital Group, Inc., may be deemed to beneficially own the shares of Qualstar held by BKF Capital Group, Inc.  Mr. Bronson, as the sole owner of BA Value Investors, LLC, is the beneficial owner of 57,700 shares of Qualstar.

(4)	Based on information contained in reports filed with the SEC, Dimensional Fund Advisors LP, an investment adviser, beneficially owns 931,589 shares as of December 31, 2012.

(5)
Based on information contained in reports filed with the SEC, Amici Capital, LLC, an investment adviser and formerly known as Porter Orlin LLC, beneficially owns 834,901 shares as of December 31, 2012.

(6)	Based on information contained in reports filed with the SEC, Lloyd Miller, III beneficially owns 810,058 shares as of December 11, 2012.

(7)	Non-incumbent nominee for election to the Board.

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion of the material elements of compensation awarded to, earned by, or paid to our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers of Qualstar at June 30, 2012.  These individuals are identified in the Summary Compensation Table and other compensation tables that follow this section, and are referred to throughout this report as our “named executive officers.”

Executive Summary and Overview of Fiscal 2012 Compensation

Our Company’s long-term success depends on our ability to fulfill the expectations of our customers in a competitive environment and deliver value to shareholders. To achieve these goals, it is critical that we are able to attract, motivate, and retain highly talented individuals at all levels of the organization that are committed to Qualstar’s values and objectives.

Qualstar strives to provide compensation that is (a) linked to shareholder value creation, (b) reflective of the overall performance of Qualstar and each individual executive, and (c) considerate of the competitive market levels of compensation needed to recruit, retain and motivate top executive talent, while remaining consistent with the other objectives.

Compensation Philosophy and Objectives

Qualstar’s executive compensation program is based on the same objectives that guide Qualstar in establishing all of its compensation programs:

•
Compensation fosters the long-term focus required for Qualstar’s success. In general, the compensation of Company executives includes longer-term incentives because they are in a greater position to influence longer-term results.

•
Compensation reflects the level of job responsibility, individual performance, and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and shareholder returns because those employees are more able to affect Qualstar’s results.

•
Compensation reflects the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•
While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and equitable across the organization.

Overview of Executive Compensation Program

The Compensation Committee

The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to Qualstar’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of Qualstar by appropriately rewarding our employees for their achievements.

The Compensation Committee also evaluates risks and rewards associated with Qualstar’s overall compensation philosophy and structure. To the extent our compensation programs provide for incentive-based compensation, the Compensation Committee evaluates whether these programs are designed to pay for performance, and thus encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of Qualstar to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business.

Role of Executive Officers in Compensation Decisions

The Compensation Committee meets with Qualstar’s Chief Executive Officer in order to obtain recommendations with respect to Qualstar’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks. The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed annually by the Compensation Committee.

With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation.

While management attends certain meetings of the Compensation Committee, the Compensation Committee also holds executive sessions not attended by any members of management or by non-independent directors. The Compensation Committee annually reviews and recommends for approval to the full Board all elements of compensation of Qualstar’s Chief Executive Officer, and reviews, counsels, and makes recommendations regarding the compensation elements of other senior executives. The Compensation Committee also approves equity awards to all employees and directors of Qualstar.

Benchmarking Against Peer Companies

In connection with Qualstar’s recruitment of a successor to William J. Gervais as Chief Executive Officer and President of Qualstar during fiscal 2012, the Compensation Committee evaluated and determined the compensation elements applicable to the successor Chief Executive Officer consistent with the Compensation Philosophy and Objectives described above. One factor that the Compensation Committee considered in these evaluations was the compensation paid to chief executive officers of a peer group of companies. The peer companies used for the comparative review were chosen to represent direct competitors of Qualstar and companies with which Qualstar competes for executive talent. The peer group consisted of:

Advanced Digital Information Corp.	Focus Enhancements Inc.	Quantum Corporation
Autobytel Inc.	Interlink Technologies, Inc.	QuickLogic Corporation
CalAmp Corporation	Ixia	SpaceDev Corporation
Comarco Inc.	Lantronix, Inc.	Superconductor Technologies, Inc.
DDi Corporation	LaserCard Corporation	Universal Electronics Inc.
Dot Hill Corporation	Overland Storage, Inc.	Zhone Technologies, Inc.
eMagin Corporation

The Compensation Committee considered the peer group comparative data along with factors such as the scope of executive duties, the need to recruit qualified candidates, and Qualstar’s financial outlook. After considering these factors and making appropriate size adjustments with respect to peer companies, the Compensation Committee determined to set compensation element levels for the successor Chief Executive Officer at between the 30th and 50th percentiles among the peer group.

Executive Officer Compensation Elements

For fiscal year 2012, the principal components of compensation for named executive officers were: (1) Base Salary, (2) Performance-Based Incentive Compensation, (3) Long-Term Equity Incentive Compensation, (4) Personal Benefits, and (5) Other Compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors, Qualstar’s and each executive officer’s experience level and historical performance, compensation paid by companies comparable in size to Qualstar, data obtained from management’s recruitment activities, historical rates of executive compensation, Company revenues and profitability, and alignment with Qualstar’s overall compensation philosophy.

Base Salary

Base salaries are set at levels that the Compensation Committee deems to be sufficient to attract and retain highly talented executive officers capable of fulfilling Qualstar’s key objectives. Base salaries are also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

The table below shows the base salary established by the Compensation Committee for each of our named executive officers for fiscal years 2012 and 2013, and the percentage change compared to the prior fiscal year.  Salary adjustments typically do not coincide with the beginning of the fiscal year, so the amounts shown below may differ from those shown in the Fiscal 2012 Summary Compensation Table.

Name and Principal Position	Fiscal 2012 Base Salary		Percent Change versus Fiscal 2011 Base Salary	Fiscal 2013 Base Salary			Percent Change versus Fiscal 2012 Base Salary
Lawrence D. Firestone Chief Executive Officer and President	$300,000	(1)	─		$300,000		─
William J. Gervais Former Chief Executive Officer and President	$177,507	(2)	─	$	─		─
Nidhi H. Andalon Chief Financial Officer and Vice President	$160,000	(3)	6%		$160,000		─
Randy D. Johnson Vice President Sales, N2Power	$180,000		─		$200,000	(5)	10%
Robert K. Covey Vice President of Marketing	$170,600	(4)	3%		$170,600		─

(1)
Mr. Firestone was appointed our Chief Executive Officer and President on May 7, 2012, effective as of his commencement date of June 1, 2012.  Mr. Firestone’s base salary is specified in an employment agreement between Qualstar and Mr. Firestone as described below under the caption entitled “Other Compensation.”

(2)	Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.
(3)	Upon recommendation of the Board of Directors, Ms. Andalon’s annual base salary increased to $160,000 effective November 2, 2011. Ms. Andalon resigned effective March 15, 2013.
(4)	As a cost-savings measure, Mr. Covey’s base salary was reduced by 10%, from $184,000 to $165,600, in July 2009. Mr. Covey’s base salary was partially reinstated, by $5,000, in July 2011.
(5)	Upon recommendation of the Board of Directors, Mr. Johnson’s annual base salary increased to $200,000 effective August 7, 2012, retroactive to July 1, 2012.

Performance-Based Incentive Compensation

In connection with his appointment as our Chief Executive Officer and President on May 7, 2012, effective as of his commencement date of June 1, 2012, the Compensation Committee determined that Mr. Firestone would be eligible for an incentive bonus during fiscal year 2013 based on the achievement of certain goals and objectives established by the Board of Directors. Goals and objectives initially established for Mr. Firestone relate to revitalization of Qualstar’s operations and achievement of financial performance targets, with a potential target incentive bonus of 100% of his base salary. At the time Mr. Firestone’s objectives were set, the Compensation Committee believed that these objectives would be difficult to meet, with some of the obstacles being at least in part beyond Mr. Firestone’s control, but potentially achievable. The incentive bonus for the initial term ending June 30, 2013 will be reduced by (1) the amount of his signing bonus of $75,000; (2) the amount of his reimbursed commuting expenses from his current residence in Colorado to Simi Valley, California of up to $60,000; and (3) the amount of his reimbursed relocation expenses of up to $20,000.  Mr. Firestone’s incentive bonus eligibility is specified in an employment agreement between Qualstar and Mr. Firestone as described below under the caption entitled “Other Compensation.”

Mr. Johnson was first appointed an executive officer by our Board on March 25, 2010.  During fiscal 2012, his incentive compensation plan provided that he could earn a cash bonus based on the level of pre-tax profits achieved by our N2Power business unit for the fiscal year.  Mr. Johnson’s potential bonus ranged from 0% of his base pay if N2Power is unprofitable, up to a maximum amount equal to 15% of his base pay if N2Power achieves pre-tax profits equal to more than 19% of N2Power sales.  For the fiscal year ended June 30, 2012, Mr. Johnson earned a bonus of $10,800, which is equal to 6% of his base pay.  For fiscal year 2013, Mr. Johnson’s incentive compensation plan was modified to provide up to a maximum bonus of 50% of base pay based upon achievement of specific performance objectives.

Historically, the Compensation Committee has considered and in some cases established incentive bonus plans for other executive officers.  Because Qualstar has not in recent years in the Committee’s judgment achieved sufficient levels of revenues or pre-tax profits, the Committee did not establish a bonus plan for executive officers for fiscal 2012 other than those applicable to Mr. Firestone and Mr. Johnson.

Our Board of Directors reserves the right to pay discretionary cash bonuses, if deemed appropriate.

Long-Term Equity Incentive Compensation

Our 2008 Stock Incentive Plan authorizes Qualstar to grant stock options to purchase, in the aggregate, up to 500,000 shares of our common stock.  This plan was adopted by our Board of Directors in November 2008 and approved by our shareholders in March 2009.  Under the plan, the exercise price of stock options must be no less than the closing price of our common stock on the date of grant.  It is our policy to grant stock options only at duly held meetings of our Board of Directors, with an exercise price equal to the closing price of our common stock on the date of the Board meeting.

Stock options are granted to executive officers as long-term incentives in order to align executives’ performance with the interests of Qualstar’s shareholders and also encourage retention.  In 2012, the Compensation Committee determined an equity incentive compensation target for each executive officer after consideration of individual performance and accomplishments, future Company performance, performance goals, and other elements of the executives’ compensation.  Stock options awarded to executive officers during fiscal year 2012 are set forth in the table below entitled “Grants of Plan-Based Awards in Fiscal Year 2012.”

Under the terms of an employment agreement between Qualstar and Mr. Firestone described below under “Other Compensation,” and as further set forth in the table below, Mr. Firestone was granted an award of 100,000 options under the 2008 Stock Incentive Plan on June 1, 2012 when he became our CEO and President, and a second award of 100,000 options on January 2, 2013.  The employment agreement provides that a third grant of 100,000 options will be awarded as soon as practicable after January 1, 2014 or promptly after shareholder approval of an amendment to the 2008 Plan permitting option grants in excess of 100,000 per calendar year.

Personal Benefits

As employees, the executives were eligible to participate in health and welfare benefits, as offered to our general workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that Qualstar has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package, but did not materially impact decisions regarding other elements of executive officer compensation.

Other Compensation

Qualstar is party to an employment agreement with Mr. Firestone that provides that Mr. Firestone will be employed by Qualstar for an initial term beginning on June 1, 2012 (the “Start Date”) through June 30, 2013, which term shall be automatically renewed for one year unless Qualstar provided written notice of non-renewal by March 31, 2013 (which notice was not provided).   Mr. Firestone’s employment then becomes “at will” after June 30, 2014.  Mr. Firestone’s employment agreement specifies his base salary at the rate of $300,000 per year during the initial term, which shall be increased to $350,000 per year beginning July 1, 2013 (unless Qualstar had provided written notice of non-renewal of Mr. Firestone’s employment agreement by March 31, 2013), as well as a potential target incentive bonus of 100% of his base salary as described above under the caption entitled “Performance-Based Incentive Compensation.”  In accordance with further terms of Mr. Firestone’s employment agreement, Qualstar paid to him during June 2012 a signing bonus of $75,000 and reimbursed $4,500 in commuting and temporary housing expenses.

Mr. Firestone’s employment agreement further provides that if he is terminated by Qualstar without cause or if he resigns for good reason prior to June 30, 2014, he will receive his accrued compensation and, subject to certain conditions, a lump sum payment of an amount equal to his then current base salary for 18 months.  The employment agreement also provides that if Mr. Firestone is terminated by Qualstar without cause or if he resigns for good reason within 12 months of a change in control, he will receive his accrued compensation and severance benefits which include, subject to certain conditions, (1) a lump sum payment of an amount equal to his then current base salary for 18 months; (2) payment of COBRA premiums for 18 months; (3) a lump sum payment equal to 100% of his target incentive bonus for his then current term, prorated as of his termination date, plus an additional 12 months target incentive bonus; and (4) accelerated vesting of all his then unvested stock options. “Cause” includes, among other acts, any act of fraud, embezzlement or dishonesty which materially adversely affects the business of Qualstar or any successor entity, any unauthorized use or disclosure of confidential information or trade secrets of Qualstar, any material act or omission involving malfeasance or gross negligence in the performance of the executive’s duties and any material deviation from any of Qualstar’s or a successor entity’s policies. “Good reason” includes, among other acts, a demotion or material reduction in responsibility level, a decrease in level of his compensation by more than ten percent (10%), and a relocation of more than 30 miles from the executive’s current work place.

A “change of control” is defined in Mr. Firestone’s employment agreement as an acquisition by any person of beneficial ownership of 50% or more of Qualstar’s voting stock, certain mergers or other business combinations involving Qualstar, the sale of all or substantially all of Qualstar’s assets, the approval by Qualstar’s shareholders of a liquidation or dissolution of Qualstar, or if, during any period of 12 consecutive months, a majority of the Board of Directors is replaced by individuals who were not approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.  A copy of the employment agreement with Mr. Firestone was filed as an exhibit to Qualstar’s annual report on Form 10-K for the fiscal year ending June 30, 2012.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code, we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only to the extent total compensation does not exceed $1.0 million during any fiscal year or if it is “performance-based” under Section 162(m).  During fiscal year 2012, none of the executive officers of Qualstar had non-performance-based compensation in excess of $1,000,000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and has discussed its contents with Qualstar’s management and the Board of Directors. Based on the review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the members of the Compensation Committee
Stanley W. Corker (Chairman)
Daniel C. Molhoek
Robert A. Meyer

RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES

We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incent our employees. To the extent our compensation programs provide for incentive-based compensation, these programs are designed to pay for performance and, thus, encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of Qualstar to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business. As a result, we believe that our compensation programs are not likely to create excessive risks that would have a material adverse effect on Qualstar.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Board of Directors has a standing Compensation Committee.  During the fiscal year ended June 30, 2012 the members of this committee were Stanley W. Corker, Carl W. Gromada and Robert A. Meyer.  On November 1, 2012, Daniel C. Molhoek replaced Mr. Gromada as a member of the committee.  No executive officer of Qualstar serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.  No member of the Compensation Committee is, or ever has been, an employee or officer of Qualstar.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables show information about the compensation earned by our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers at June 30, 2012.  These officers are referred to in this report as the “named executive officers.”

Fiscal Year 2012 Summary Compensation Table

Name and Principal Position	Year	Salary (1) ($)	Bonus (1) ($)	Grant Date Fair Value of Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)

Lawrence D. Firestone (6)	2012	$18,463	$75,000	$70,120	$—	$163,583
Chief Executive Officer and President

William J. Gervais (5)	2012	186,593	—	—	2,810	189,403
Former Chief Executive Officer and	2011	161,346	—	—	2,851	164,197
President	2010	158,170	—	—	3,102	161,272

Nidhi H. Andalon (4)	2012	158,013	—	11,600	532	170,145
Vice President and	2011	150,010	—	—	573	150,583
Chief Financial Officer	2010	150,010	—	—	919	150,929

Randy D. Johnson	2012	179,450	10,800	11,600	2,286	204,136
Vice President	2011	186,788	14,400	—	2,129	203,317
Sales, N2Power	2010	180,003	3,600	—	573	184,176

Robert K. Covey	2012	179,480	—	11,600	2,213	193,293
Vice President of Marketing	2011	173,550	—	—	2,254	175,804
	2010	166,297	—	—	2,501	168,798

(1)	The amounts shown in these columns reflect salary and bonuses earned by the named executive officers for each of the fiscal years indicated.

(2)
The amounts shown in this column represent the fair value of stock options at the date of grant.  An option for 24,000 shares was granted to Mr. Firestone on July 29, 2011 when he was a non-employee director and an option for 100,000 shares was granted to Mr. Firestone on June 1, 2012 when he became our CEO and President.  Both options are included in this table.  Options were granted to our named executive officers, other than Mr. Firestone on June 19, 2012. For information regarding the calculation of the grant date fair value of stock options, refer to note 9 of the Qualstar financial statements included in Item 8 of our annual report on Form 10-K for the fiscal year ended June 30, 2012, as filed with the SEC.

(3)	The amounts shown above under “All Other Compensation” represent matching contributions under our 401(k) plan, and premiums for disability and life insurance.

(4)	Ms. Andalon resigned effective March 15, 2013.

(5)	Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.

(6)
 Mr. Firestone commenced employment as our Chief Executive Officer and President on June 1, 2012 and received a signing bonus of $75,000.  Mr. Firestone’s incentive bonus, if any, for the initial term ending June 30, 2013 will be reduced by the amount of his signing bonus, up to $75,000.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of awards to each named executive officer during the year ended June 30, 2012 under our equity incentive plan.

Grants of Plan-Based Awards in Fiscal Year 2012

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1) (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Option Awards (2) ($)

Lawrence D. Firestone (3)	7/29/2011	24,000	$1.83	$15,120
Lawrence D. Firestone (4)	6/1/2012	100,000	$1.94	$55,000
Nidhi H. Andalon	6/19/2012	20,000	$1.89	$11,600
Randy D. Johnson	6/19/2012	20,000	$1.89	$11,600
Robert K. Covey	6/19/2012	20,000	$1.89	$11,600
William J. Gervais (5)	—	—	—	—

(1)
With the exception of the stock option grant to Mr. Firestone on June 1, 2012, stock options granted to the named executive officers vest over four years at the rate of 25% of the number of shares as of each anniversary of the date of grant, provided that the executive is still employed by Qualstar on the vesting date.

(2)
The amounts shown in this column represent the full grant date fair value of stock options granted, computed in accordance with FASB Accounting Standards Codification Topic 718, and does not necessarily correspond to the actual value that will be realized by the named executive officers.  For information regarding the calculation of the grant date fair value of stock options, refer to note 9 of the Qualstar financial statements included in Item 8 of our annual report on Form 10-K for the fiscal year ended June 30, 2012, as filed with the SEC.

(3)	This option was granted to Mr. Firestone when he was a non-employee director.

(4)
Under the terms of an employment agreement between Qualstar and Mr. Firestone as described above in “Compensation Discussion and Analysis”  under the caption entitled “Other Compensation,” 75,000 of the stock options awarded to Mr. Firestone on June 1, 2012 vest on June 30, 2013 and the remaining 25,000 options vest on December 31, 2013.

(5)	Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.

Outstanding Equity Awards

The following table provides information regarding outstanding equity awards held by each named executive officer as of June 30, 2012, including the number of unexercised vested and unvested stock options. The vesting schedule for each grant is shown following this table.

Outstanding Equity Awards at 2012 Fiscal Year End

	Option Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable		($)	Date
Lawrence D. Firestone	—	24,000	(1)	$1.83	07/28/2021
Lawrence D. Firestone	—	100,000	(2)	$1.94	05/31/2022
William J. Gervais (3)	—	—		—	—
Nidhi H. Andalon	16,000	—		$3.02	06/13/2016
Nidhi H. Andalon	—	20,000	(1)	$1.89	06/18/2022
Randy D. Johnson	12,000	—		$3.10	03/25/2018
Randy D. Johnson	—	20,000	(1)	$1.89	06/18/2022
Robert K. Covey	—	20,000	(1)	$1.89	06/18/2022

(1)
These stock options vest over four years at the rate of 25% of the options as of each anniversary of the date of grant, provided that the executive is still employed by Qualstar on the vesting date.  The amounts shown in this column represent the remaining unvested portion of each option grant.

(2)
Under the terms of an employment agreement between Qualstar and Mr. Firestone as described above in “Compensation Discussion and Analysis”  under the caption entitled “Other Compensation,” 75,000 of the stock options awarded to Mr. Firestone on June 1, 2012 vest on June 30, 2013 and the remaining 25,000 options vest on December 31, 2013.

(3)	Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.

Option Exercises

The table below sets forth information for each named executive officer regarding the exercise of stock options during the fiscal year ended June 30, 2012, including the aggregate value realized upon exercise before payment of any applicable withholding taxes.

Option Exercises in Fiscal Year 2012

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)
Lawrence D. Firestone	—	—
William J. Gervais (2)	—	—
Nidhi H. Andalon	—	—
Randy D. Johnson	—	—
Robert K. Covey	—	—

(1)
The value realized on exercise of option awards represents the market price per share of common stock on the date of exercise, less the stock option exercise price per share, multiplied by the number of stock options exercised.

(2)	Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.

Additional Equity Compensation Plan Information

The following table provides additional information regarding Qualstar’s equity compensation plans as of June 30, 2012:

Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensationplans (excluding securities reflected in column (a))
	(a) (1)	(b) (1)	(c) (2)
Equity compensation plans approved by security holders	529,000	$2.85	276,000	(3)
Equity compensation plans not approved by security holders	—	—	—
Totals	529,000	$2.85	276,000	(3)

(1)
Includes shares subject to stock options granted under the 1998 Stock Incentive Plan and the 2008 Stock Incentive Plan as of June 30, 2012. The 1998 Stock Incentive Plan expired in 2008 and no further options may be granted under that plan.

(2)	Includes shares available for additional option grants under the 2008 Stock Incentive Plan as of June 30, 2012.

(3)
Includes 200,000 shares committed for grant under the terms of an employment agreement between Qualstar and Mr. Firestone described above in the Compensation Discussion and Analysis section under “Other Compensation.”

Director Compensation

Each of our non-employee directors receives cash fees and equity-based awards as compensation for his service on the Board of Directors and the committees of the Board on which he is a member.  The table below sets forth cash compensation earned by each non-employee director, and the grant date fair value of share-based compensation granted to each non-employee director, during the fiscal year ended June 30, 2012.

Fiscal Year 2012 Director Compensation Table

Name	Fees Earned or Paid in Cash (1) ($)	Grant Date Fair Value of Option Awards (2)(3) ($)	Total ($)
Stanley W. Corker	$23,750	—	$23,750
Lawrence D. Firestone (4)	20,000	15,120	35,120
Carl W. Gromada	23,750	—	23,750
Robert A. Meyer	23,750	—	23,750
Richard A. Nelson (5)	9,000	—	9,000
Robert E. Rich (6)	15,500	—	15,500

(1)
The amounts shown in this column represent the amount of cash compensation earned in fiscal year 2012 for service on the Board of Directors and any committees of the Board on which the director was a member in fiscal 2012.

(2)	Stock options granted to our directors typically vest over four years at the rate of 25% of the shares as of each anniversary of the date of grant.

(3)	As of June 30, 2012, Messrs. Corker, Gromada, Meyer and Rich each held unexercised, fully vested stock options for 24,000 shares of our common stock at an exercise price of $3.02 per share.

(4)
An option for 24,000 shares at an exercise price of $1.83 per share was granted to Mr. Firestone on July 29, 2011 when he was a non-employee director.  Mr. Firestone was appointed Chief Executive Officer and President on May 7, 2012, effective as of his commencement date of June 1, 2012.  He resigned as a member of the Audit Committee effective May 8, 2012. The cash fees shown in this table were earned by Mr. Firestone when he was a non-employee director.  Commencing June 1, 2012, when he became our Chief Executive Officer and President, Mr. Firestone does not receive compensation for his service, as such, as a director.  Compensation for Mr. Firestone’s service as an employee of the Company is reported in the Summary Compensation Table above.

(5)	Mr. Nelson served as a member of the Board until March, 21, 2012.

(6)	Mr. Rich resigned from the Board effective September 24, 2012.

Each of our non-employee directors receives $2,000 per quarter plus $1,000 for each Board meeting attended as compensation for his service on the Board, and is reimbursed for expenses incurred in connection with attendance at meetings of the Board and any committees on which he serves. Directors who serve on the Audit Committee of our Board receive an additional fee of $1,000 per quarter plus an attendance fee of $500 per meeting if the Audit Committee meeting is held in conjunction with a meeting of the full Board, and $1,000 per meeting if held on a day when the full Board does not meet. Directors who serve on the Compensation Committee of our Board receive an additional fee of $500 for attending meetings of that committee that are held on a day when the full Board does not meet. An attendance fee of $250 per meeting is paid for telephonic meetings of the full Board or of a committee on which a director is a member. No fees are paid for service on the Board to directors who are employees of Qualstar.

Directors are eligible to receive stock options under our 2008 Stock Incentive Plan.  No stock options were granted to our non-employee directors during the fiscal year ended June 30, 2012 other than Lawrence D. Firestone who was granted an option of 24,000 shares as a non-employee director on July 29, 2011.

Potential Benefits Upon Termination or a Change in Control

Stock options granted under our 2008 Stock Incentive Plan and our 1998 Stock Incentive Plan provide that upon certain circumstances in the event of or following a change in control of Qualstar, the unvested portion of such stock options will accelerate and become immediately vested in full.  In general, a change in control is deemed to occur if we were to sell substantially all of our assets or if Qualstar were to merge into, consolidate with or enter into reorganization with another entity in a transaction in which Qualstar is not the surviving corporation.

If a change in control occurs and the acquiring entity does not assume and continue the employee’s rights under the unvested stock options, then all unvested stock options will accelerate and vest in full upon the occurrence of the change in control.  If the acquiring entity does assume the employee’s rights under the unvested stock options, but the employee’s employment subsequently is terminated without cause, or if the employee resigns for good reason after the change in control, then all unvested stock options held by the employee would accelerate and vest in full as of the date of termination.

The reasons for which an employee may voluntarily resign and trigger acceleration of vesting include a change in the employee’s position which materially reduces his or her duties and responsibilities or the level of management to which the employee reports, a reduction in the employee’s level of compensation and benefits by more than 15 percent, or a relocation of employee’s principal place of employment by more than 30 miles without his or her consent.

Qualstar is a party to an employment agreement with Mr. Firestone providing that if he is terminated by Qualstar without cause or if he resigns for good reason, he will receive his accrued compensation and, subject to certain conditions, a lump sum payment of an amount equal to his then current base salary for 18 months.  The employment agreement also provides that if Mr. Firestone is terminated by Qualstar without cause or if he resigns for good reason within 12 months of a change in control, he will receive his accrued compensation and severance benefits which include, subject to certain conditions, (1) a lump sum payment of an amount equal to his then current base salary for 18 months; (2) payment of COBRA premiums for 18 months; (3) a lump sum payment equal to 100% of his target incentive bonus for his then current term, prorated as of his termination date, plus an additional 12 months target incentive bonus; and (4) accelerated vesting of all his then unvested stock options.

The election of BKF Capital Group’s nominees would not, by itself, entitle Mr. Firestone or any other named executive officer of Qualstar to receive any severance compensation. As explained further below, none of the named executive officers of Qualstar are parties to, or intended beneficiaries of, any “single-trigger” change in control agreements or covenants included in employment or other agreements. Since the definition of a change of control in Mr. Firestone’s employment agreement includes, among other things, the replacement of a majority of the Board by individuals who were not approved by a vote of at least a majority of the members of the Board then still in office who were directors at the beginning of the period, the election of the BKF Capital Group nominees would constitute a “change in control” under Mr. Firestone’s agreement. However, given that the change in control severance provision included in Mr. Firestone’s employment agreement is a “double-trigger,” for Mr. Firestone to be owed any separation benefits following a change in control resulting from the election of BKF Capital Group’s nominees, Mr. Firestone would need to be terminated by Qualstar without cause or resign for good reason within 12 months’ of such change in control.

The following table sets forth information regarding the estimated amounts that each named executive officer would have realized in the event that a change in control of Qualstar had occurred, all unvested stock options had accelerated and become immediately vested in full and, in the case of Mr. Firestone, his employment was terminated without cause or he resigned for good reason, as of June 30, 2012:

Estimated Benefits at 2012 Fiscal Year End in the Event of a Change in Control (2)

Name	Option Awards (1)	Severance	Target Bonus	COBRA	Total Estimated Payments
Lawrence D. Firestone	$1,680	$450,000	$600,000	$31,170	$1,082,850
Nidhi H. Andalon	$200	$0	$0	$0	$200
Randy D. Johnson	$200	$0	$0	$0	$200
Robert K. Covey	$200	$0	$0	$0	$200

(1)
The amounts in this column represent the aggregate gain each named executive officer would have realized if all unvested stock options that were held by him or her on June 30, 2012 accelerated and became immediately vested in full on that date.  The amount of gain was calculated based on the difference between the exercise price of each unvested option and the closing price of our common stock on that date, which was $1.90 per share.

(2)
In the case of Mr. Firestone, the amounts above reflect the benefits he would have been owed in the event that his employment was terminated without cause or he resigned for good reason, as of June 30, 2012. Under the terms of the employment agreement between Qualstar and Mr. Firestone, “cause” includes, among other acts, any act of fraud, embezzlement or dishonesty which materially adversely affects the business of Qualstar or any successor entity, any unauthorized use or disclosure of confidential information or trade secrets of Qualstar, any material act or omission involving malfeasance or gross negligence in the performance of the executive’s duties and any material deviation from any of Qualstar’s or a successor entity’s policies. “Good reason” includes, among other acts, a demotion or material reduction in responsibility level, a decrease in level of his compensation by more than ten percent (10%), and a relocation of more than 30 miles from the executive’s current work place.

Transactions with Related Persons

Mr. Robert E. Rich, who served as a member of our Board of Directors from January 2000 until September 24, 2012, is a shareholder in the law firm of Stradling Yocca Carlson & Rauth, P.C., which has provided legal services to Qualstar since 1984. During the fiscal year ended June 30, 2012 Qualstar paid $134,000 to this law firm for general business purposes and $279,000 for legal services provided in connection with the proxy contest related to the special meeting of shareholders held on June 20, 2012.

Qualstar engaged Qualstar’s former President and CEO, William Gervais, who is also a major shareholder of Qualstar, as a consultant pursuant to a consulting agreement dated June 22, 2012. During the year ended June 30, 2012, Qualstar paid approximately $8,000 to Mr. Gervais for consulting services.

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee is responsible for reviewing any proposed transaction with any related person which involves a potential conflict of interest or for which approval is required under applicable SEC and Nasdaq rules.  Currently, this review and approval requirement applies to any transaction to which Qualstar will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or (d) any member of the immediate family of any of the persons described in the foregoing clauses (a) through (c).

In the event that management becomes aware of any related person transaction, management will present information regarding the proposed transaction to the Audit Committee for review.  Approval of a transaction with a related person requires the affirmative vote of a majority of the members of the Audit Committee or of a majority of the members of the full Board of Directors.  If the related person transaction involves a member or members of the Board, approval requires a majority vote of the directors who do not have a financial interest in the transaction.

RATIFICATION OF THE ADOPTION OF THE RIGHTS AGREEMENT

(Proposal 2)

You are being asked to ratify the adoption by the Board of the Rights Agreement, dated February 5, 2013, by and between Qualstar and Corporate Stock Transfer, Inc., as Rights Agent. Shareholder ratification of the Rights Agreement is not required by applicable law, or by our Restated Articles of Incorporation, Amended and Restated Bylaws or other governing documents. Nonetheless, the Board has determined to request shareholder ratification of the adoption of the Rights Agreement to determine the viewpoint of shareholders as to the advisability of the Rights Agreement and as a matter of good corporate governance. The Board’s decision to seek ratification of the Rights Agreement is not in response to, or in anticipation of, any unsolicited, pending or threatened takeover bid or offer to acquire all Common Shares of our Company.

Background of the Rights Agreement

The Board adopted the Rights Agreement on February 5, 2013. The Rights Agreement has been drafted to meet most of the published guidelines of ISS Governance Services (“ISS”), the leading proxy advisory firm for many institutional investors. As a result, the Rights Agreement contains a number of provisions that have been tailored to meet such guidelines and are intended to be “shareholder friendly” including, but not limited to the following: (i) a term of one year; (ii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of Qualstar to redeem the Rights or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iii) a permitted or qualified offer feature that, under certain circumstances, allows the holders of 10% of our outstanding Common Shares to direct the Board to call a Special Meeting of shareholders to consider a resolution authorizing a redemption of all of the outstanding Rights. Due to circumstances that existed at the time that the Rights Agreement was adopted, as explained more fully below, the Rights Agreement has a 10% flip-in and flip-over threshold. The published guidelines of ISS require a rights plan to have no less than a 20% flip-in and flip-over threshold in order for such a rights plan to be “ISS-compliant.”

In making the decision to adopt the Rights Agreement on February 5, 2013, the Board was concerned with, among other things, the potential threats posed by the BKF Capital Group which had announced an unsolicited partial tender offer to purchase up to 3,000,000 shares of Qualstar’s Common Shares, or approximately 24.5% of Qualstar’s outstanding Common Shares, for $1.65 per share in cash and had also announced its intention to seek control of the Board at the 2013 Annual Meeting. Had the tender offer been completed and fully subscribed, BKF Capital and Mr. Bronson would have collectively owned approximately 43.2% of Qualstar’s outstanding shares. On the evening of February 11, 2013, BKF Capital filed with the SEC an amendment to its Tender Offer Statement on Schedule TO terminating its partial tender offer and indicated it was terminating its partial tender offer on account of the Board’s adoption of the Rights Agreement. The termination of the tender offer occurred just hours before Qualstar was planning to file its Solicitation / Recommendation Statement on Schedule 14D-9 which would have contained the Board’s recommendation to shareholders as to whether to tender their shares into the BKF Capital’s offer and the reasons for such recommendation. While the tender offer’s termination eliminated the need for the Board to make a recommendation or file a Schedule 14D-9 with the SEC, it was the unanimous view of the Board, after careful review and consideration, and in consultation with its financial and legal advisors, that BKF Capital’s unsolicited partial tender offer was inadequate and was not in the best interests of Qualstar and all of its shareholders. This was not the first time that BKF Capital and its controlling shareholder, Mr. Bronson, had made an attempt to gain control of Qualstar. In June 2012, BKF Capital and Mr. Bronson made an unsuccessful attempt to replace the entire membership of the Board with their hand-picked nominees.

BKF Capital’s partial tender offer highlighted for the Board how attractive and vulnerable Qualstar might be to an acquirer seeking to opportunistically (i) take advantage of Qualstar’s depressed stock price which was at historically low levels, and (ii) acquire Common Shares at an inadequate price before the market recognizes Qualstar’s potential for growth and value creation as Qualstar, under its new leadership, continues to implement a strategic plan for transforming Qualstar. It also highlighted the need for the Board to take action to, among other things, deter the use of coercive or abusive takeover tactics by one or more parties interested in acquiring control of Qualstar or a significant position in our Common Shares without offering an appropriate control premium to all shareholders. In addition to filling the foregoing needs, the Board believes that the Rights Agreement encourages a potential acquirer to negotiate with the Board to have the rights redeemed or the Rights Agreement amended prior to such party exceeding the ownership thresholds set forth in the Rights Agreement. If the rights are not redeemed (or the Rights Agreement is not amended to permit the particular acquisition) and such party exceeds the ownership thresholds, the rights become exercisable at a discounted price resulting in both a dilution of the party’s holding in Qualstar and making an acquisition thereof significantly more expensive by significantly increasing the number of shares that would have to be acquired to effect a takeover.

In the light of the foregoing and for the reasons set forth below, on February 5, 2013, the Board declared a dividend of one right (a “Right”) for each outstanding Common Share to shareholders of record at the close of business on February 15, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from Qualstar one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the “Preferred Shares”), at an exercise price of $3.00 per one one-hundredth of a Preferred Share, subject to adjustment (the “Exercise Price”). On February 5, 2013, Qualstar and Corporate Stock Transfer, Inc., as Rights Agent, entered into a Rights Agreement (the “Rights Agreement”). In connection with the adoption of the Rights Agreement, on February 6, 2013, Qualstar filed a Certificate of Determination of Series A Junior Participating Preferred Stock (the “Certificate of Determination”) with the Secretary of State of the State of California.

On February 6, 2013, Qualstar issued a press release announcing the Board’s adoption of the Rights Agreement. In that press release, Qualstar indicated that, while the Rights Agreement would be effective immediately, Qualstar intended to seek ratification of the Rights Agreement from its shareholders.

Reasons for the Rights Agreement

While BKF Capital terminated its coercive partial tender offer on February 11, 2013, it is still seeking to gain control of Qualstar through its proxy contest discussed elsewhere in this Proxy Statement. In light of BKF Capital’s past and continuing attempts to take control of Qualstar and the reasons set forth below, the Board continues to believe that the Rights Agreement is in the best interest of Qualstar’s shareholders:

•
Possibility That BKF Capital May Re-Commence Its Coercive Partial Tender Offer. In abruptly terminating its partial tender offer, BKF Capital noted that it was doing so due to the Board’s adoption of the Rights Agreement. The Board believes that were the Rights Agreement to be terminated, there is a possibility that BKF Capital would again seek to gain control of Qualstar through a coercive partial tender offer without offering an appropriate control premium to all shareholders.

•
Better Ability for Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the shareholders, to be better positioned to respond to an unsolicited acquisition proposal. It is also intended to ensure that all shareholders are treated fairly in an acquisition of Qualstar. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, Qualstar at a full and fair price and on fair terms. It does, however, give the Board the ability to defend shareholders against abusive or coercive tactics by a potential acquirer that could be used to gain control of Qualstar without the acquirer paying all shareholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all shareholders equally.

•
Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all shareholders by providing the Board with the opportunity, flexibility and additional time to (i) determine whether any proposed transaction is in the best interests of all of Qualstar’s shareholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of Qualstar’s shareholders; (iii) achieve a fair price for the shareholders that is consistent with the intrinsic value of Qualstar; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to shareholders.

•
Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of Qualstar or other sale process to the extent the Board may decide to consider strategic alternatives or sell Qualstar. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize shareholder value.

•
Deters “Creeping Acquisitions.” The Rights Agreement deters “creeping acquisitions” on the open market and the attendant implications of having a meaningful block of shares in the hands of an acquirer.

•
Deters an Acquirer from Seeking Control By Opportunistically Taking Advantage of Adverse Market Conditions. Our Common Shares continue to trade at a significant discount to historical levels. The Rights Agreement is also intended to deter an acquirer from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of the Common Shares, and from acquiring control of Qualstar at a price that does not reflect Qualstar’s intrinsic value or long-term prospects.

•
Rights Agreement Contains Various Shareholder-Friendly Terms. While the Rights Agreement has a 10% trigger, all of its other provisions are intended to be “ISS-compliant.” including, but not limited to, a term of one year, no dead-hand or other features that limit the ability of a future board to redeem the Rights or make the Rights Agreement inapplicable to a particular transaction, and the ability of shareholders to call a Special Meeting to vote to rescind the plan if a qualified offer (as defined below) is received.

•
Vulnerability of Company Due To Absence of Certain Other Anti-takeover Devices and Statutory Protections. Qualstar does not have some of the takeover defenses employed by many other public companies. Specifically, all members of the Board are elected on an annual basis, Qualstar permits 10% of its shareholders to request that a Special Meeting be called and to take corporate action by written consent without a meeting, and no supermajority vote is required for shareholders to amend Qualstar’s Bylaws. In addition, as a California corporation, Qualstar does not have the benefit of any state antitakeover or control share acquisition statutes.

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. This summary is qualified in its entirety by reference to the complete text of the Rights Agreement, the complete text of which is attached hereto as Appendix II to this Proxy Statement and incorporated herein by reference.

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for each outstanding Common Share.  Prior to the Distribution Date referred to below:

•
the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•
new certificates for Common Shares issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated Common Shares registered in book-entry form, this legend will be contained in a notation in book-entry);

•
the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book-entry form) will also constitute the transfer of the Rights associated with such Common Shares; and

•	the Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or a group of related persons has acquired beneficial ownership of 10% or more of the Common Shares, (ii) the 10th business day (or such later date as may be determined by the Board) after a person or a group of related persons announce or commence, after February 5, 2013, a tender or exchange offer that would result in ownership of 10% or more of the Common Shares by a person or a group of related persons, or (iii) immediately prior to the acceptance for payment of the Common Shares tendered pursuant to any tender or exchange offer commenced by a person or group of related persons prior to, and pending as of, the date of the Rights Agreement, that would result in ownership of 10% or more of the Common Shares by a person or group of related persons.  The person or group of related persons in the preceding sentence is referred to in the Rights Agreement as the “Acquiring Person.”

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, Qualstar will mail Rights certificates to Qualstar’s shareholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Exempt Persons

The Rights Agreement provides that an Acquiring Person does not include Qualstar, any subsidiary of Qualstar, any employee benefit plan of Qualstar or any subsidiary of Qualstar, or any entity organized to hold Common Shares pursuant to any employee benefit plan of Qualstar or for the purpose of funding any such plan. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the adoption of the Rights Agreement will be exempted but only for so long as neither it nor any of its Related Persons (as defined in the Rights Agreement) acquire, without the prior approval of the Board, beneficial ownership of any additional Common Shares following the adoption of the Rights Agreement.

Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for $3.00 (the “Exercise Price”), one one-hundredth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give a shareholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-hundredth of a Preferred Share, if issued, will:

•	not be redeemable;

•	entitle holders to quarterly dividend payments of $0.01 per one one-hundredth of a Preferred Share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

•	entitle holders upon liquidation either to receive $1.00 per one one-hundredth of a Preferred Share or an amount equal to the payment made on one Common Share, whichever is greater;

•	have one vote per one one-hundredth of a Preferred Share; and

•
entitle holders to a payment per one one-hundredth of a Preferred Share equal to the payment made on one Common Share, if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger

If a an Acquiring Person obtains beneficial ownership of 10% or more of the Common Shares, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of Qualstar) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by Qualstar, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

For example, at an exercise price of $3.00 per Right, each valid Right following a Flip-In triggering event not owned by an Acquiring Person would entitle its holder to purchase $6.00 worth of Common Shares (or other consideration, as noted above).

Flip-Over Trigger

If, after an Acquiring Person obtains 10% or more of the Common Shares, (i) Qualstar merges into another entity, (ii) an acquiring entity merges into Qualstar or (iii) Qualstar sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

For example, at an exercise price of $3.00 per Right, each valid Right following a Flip-Over triggering event not owned by an Acquiring Person would entitle its holder to purchase $6.00 worth of the common stock of the person engaging in the transaction.

Qualified Offer

In order to ensure that the Rights Agreement does not discourage prospective acquirors from making offers to acquire Qualstar that may be in the best interests of shareholders, the Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualified Offer (as defined in the Rights Agreement).

A Qualified Offer, in summary terms, is an offer determined by a majority of the independent members of the Board to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•
is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•
is an offer whose per share offer price is greater than the higher of (i) the highest reported per share market price for the Common Shares during the 24 months immediately preceding the commencement of the offer, (ii) the highest price per Common Share paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer, (iii) an amount that is 25% higher than the average of the daily per share closing prices for the Common Shares during the immediately preceding 12 months (determined as of the trading day immediately preceding the commencement of such offer), (iv) an amount that is 25% higher than the closing price per Common Share (determined as of the trading day immediately preceding the commencement of such offer); and (v) if, at the time any offer is commenced, any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;

•
is an offer that, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair;

•
is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of Qualstar;

•
is an offer pursuant to which Qualstar has received an irrevocable written commitment of the offeror that the offer will remain open for at least 90 business days and, if a Special Meeting is duly requested by shareholders in accordance with the terms of the Rights Agreement, for at least 10 business days after the date of the Special Meeting or, if no Special Meeting is held within 90 business days following receipt of the Special Meeting notice in accordance with the Rights Agreement, for at least 10 business days following such 90 business day period;

•
an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
an offer pursuant to which Qualstar has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•
an offer pursuant to which Qualstar has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering shareholder (other than extensions of the offer consistent with the terms thereof); and

•	an offer that is otherwise in the best interests of Qualstar and its shareholders.

As discussed in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualified Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualified Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualified Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Redemption of the Rights

The Rights will be redeemable at Qualstar’s option for $0.001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 10% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if Qualstar undertakes a stock dividend or a stock split. The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board, in its sole discretion, may establish.

Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 10% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (other than Rights owned by the Acquiring Person or any Related Person, which would have become void), in whole or in part, for Common Shares at an exchange ratio (subject to adjustment) of one Common Share per Right (or, if insufficient shares are available, Qualstar may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).

Expiration of the Rights

The Rights expire at or prior to the earlier of (i) January 31, 2014 or (ii) the redemption or exchange of the Rights as described above.

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to cure any ambiguities, to shorten or lengthen any time period pursuant to the Rights Agreement or to make changes that do not adversely affect the interests of holders of the Rights.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of Qualstar, including, without limitation, the right to vote or to receive dividends.

Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders may recognize taxable income.

Authority of the Board

When evaluating decisions surrounding the redemption of the Rights or any amendment to the Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects

The Board adopted the Rights Agreement, for among other reasons, to protect shareholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of Qualstar without paying shareholders a control premium. The Board believes the Rights Agreement protects our shareholders from coercive or otherwise unfair takeover tactics by requiring potential acquirers to negotiate with our Board, and by providing the Board with more time to assess any acquisition proposal.

Generally, the Rights Agreement works by imposing a significant penalty upon any person or group (other than specified exempt persons,) that acquires 10% or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving Qualstar that is not approved by the Board. However, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board.  In making their voting decision, shareholders should consider that, while the Rights Agreement is not intended to prevent a takeover of Qualstar, it does have a potential anti-takeover effect.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of shareholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a shareholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Under Revenue Ruling 90-11, the adoption of the Rights Agreement and the subsequent distribution of the rights to shareholders would not be a taxable event for us or our shareholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.

After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most shareholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for our Common Shares, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase our Common Shares, holders of rights would probably not have a taxable event. The rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the rights may not be subject to tax-free treatment.

Accounting Treatment

The initial issuance of the rights as a dividend at February 15, 2013 had no financial accounting or reporting impact. The fair value of the rights was zero because the rights were “out of the money” when issued and no value is attributable to them. Additionally, the rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Non-Approval of Proposal Two

None of Qualstar’s Bylaws, other governing documents or applicable law requires shareholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for shareholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If the shareholders do not ratify the adoption of the Rights Agreement, the Board will consider whether to continue the Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of shareholders’ objections to the Rights Agreement (to the extent discernible), then current market conditions, whether the Board believes there is a need to defend the ability of its shareholders to fairly and equally participate in a change-of-control transaction, and whether the Board believes that, despite the failure of shareholders to ratify the Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of shareholders to continue such agreement.

Although the Board will carefully consider the shareholders’ vote as expressed at the 2013 Annual Meeting, because the Board owes fiduciary duties to all shareholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of Qualstar and all of its shareholders to terminate the Rights Agreement, and may not rely solely on the shareholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place notwithstanding the failure of shareholders to ratify its adoption. Likewise, even if the adoption of the Rights Agreement is ratified by shareholders, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated.

Our Board of Directors unanimously recommends a vote “FOR” ratification of the Rights Agreement.

AUTHORIZATION TO ADJOURN THE 2013 ANNUAL MEETING

(Proposal 3)

If the 2013 Annual Meeting is convened and a quorum is present, but there are not sufficient votes to ratify the adoption by the Board of the Rights Agreement, Qualstar’s proxy holders may move to adjourn the 2013 Annual Meeting at that time in order to enable the Board to solicit additional proxies. In that event, Qualstar will ask its shareholders to vote only upon the adjournment proposal, and not upon the proposal regarding the ratification of the Rights Agreement.

In this proposal, Qualstar is asking its shareholders to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the 2013 Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to ratify the adoption by the Board of the Rights Agreement, but there are sufficient numbers of shares not voted that could result in passing the proposal. If the shareholders approve the adjournment proposal, Qualstar could adjourn the 2013 Annual Meeting and any adjourned session of the 2013 Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if Qualstar had received proxies representing a sufficient number of votes to defeat the proposal to ratify the Rights Agreement, Qualstar could adjourn the 2013 Annual Meeting without a vote on such proposal in order to seek additional proxies from shares not voted, or request that shareholders reconsider votes cast against the proposal.

If it is necessary to adjourn the 2013 Annual Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the 2013 Annual Meeting of the time and place to which the 2013 Annual Meeting is adjourned, so long as the meeting is adjourned for forty-five (45) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, Qualstar may transact any business which might have been transacted at the original meeting.

Our Board of Directors unanimously recommends that shareholders vote “FOR” the authorization to adjourn the 2013 Annual Meeting.

APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE QUALSTAR 2008 STOCK INCENTIVE PLAN

(Proposal 4)

Our Board of Directors (the “Board”) is asking you to approve the amendment and restatement of the Qualstar Corporation 2008 Stock Incentive Plan (the “Amended 2008 Plan”).  The Amended 2008 Plan proposes the following revisions to the Qualstar Corporation 2008 Stock Incentive Plan as currently in effect (the “2008 Plan”):

•	Increases the number of shares of common stock reserved for issuance under the plan by 2,000,000, thereby increasing the total number of shares reserved for issuance to 2,500,000;

•	Adds the ability to grant restricted stock units (“RSUs”) and stock appreciation rights (“SARs”), in addition to incentive stock options and nonqualified stock options;

•
Establishes that in any calendar year, no participant may be granted options or stock appreciation rights under the Amended 2008 Plan for more than an aggregate of 250,000 shares or restricted stock units covering an aggregate of more than 125,000 shares;

•
Clarifies that shares tendered to pay the exercise price of options, and shares not issued or delivered as a result of the net settlement of options or SARs or for tax withholding, and shares repurchased on the open market with the proceeds of the option exercise price, are not returned to the pool of shares available for future grants; and

•
Expands the repricing restrictions of the plan to clarify that all forms of repricing of the per-share exercise or base price of the award are prohibited (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by shareholders).

The Board believes that approval of the Amended 2008 Plan is in the best interests of our shareholders. The Board, upon recommendation of the Compensation Committee, has unanimously adopted and approved the proposed amendment and restatement of the 2008 Plan and recommends that Qualstar’s shareholders approve the Amended 2008 Plan.

Introduction

Historically, Qualstar has used options to purchase shares of its common stock as an incentive to attract and retain the services of qualified employees, officers and directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of Qualstar’s business largely depends, by providing them with an opportunity to participate in the ownership of Qualstar and thereby have an interest in the success and increased value of Qualstar. To further these purposes, the Board on November 5, 2008 unanimously adopted, and on March 25, 2009 the shareholders approved the 2008 Plan.

Description of Proposed Amendment

Restricted Stock Units and Stock Appreciation Rights

The 2008 Plan, as currently in effect, allows Qualstar to grant either incentive stock options or nonqualified stock options.  In light of current and emerging competitive practices, the Board has determined that it is advisable to amend the 2008 Plan to also authorize the grant of restricted stock units and stock appreciation rights, in addition to or in lieu of stock options.  The Board believes that using RSUs and SARs has several advantages compared to stock options, including the following:

•
Because stock options have an exercise price equal to at least 100% of the price of the common stock on the date of grant, the value of the option as an incentive to the participant depends upon the stock price being higher when the option vests.  The price of our stock is volatile and often moves with the general trend of the market without regard to the performance of Qualstar or the performance of the individual participant.  On the other hand, the shares covered by RSUs will have value when the shares vest, even if the market price has not increased or has declined between the grant date and the vesting date.  Consequently, the Board believes that RSUs may have greater incentive value to participants than stock options and, therefore, better achieve the purposes of the plan.

•	RSUs and SARs which are settled in cash instead of stock will not result in shareholder dilution.

•
Since participants will not be required to pay any purchase price or exercise price for the shares covered by RSUs, it is the Board’s current intent that the number of shares covered by a restricted stock unit award will be fewer than if the participant had been granted a stock option.  This would also result in less shareholder dilution.

Increase in Share Reserve

As of May 20, 2013, options (net of canceled or expired options) covering an aggregate of 396,000 shares of Qualstar’s common stock have been granted under the 2008 Plan. Only 104,000 shares of common stock (plus any shares that might in the future be returned to the 2008 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2008 Plan.

To continue to align the long-term interests of our employees with those of our shareholders, and attract and retain the highest quality of talent in a highly competitive labor market, the Board has determined to amend and restate the 2008 Plan to increase the number of shares of common stock reserved for issuance by 2,000,000 shares. The increase in the number of shares of common stock reserved for issuance under the 2008 Plan would also facilitate our ability to issue shares in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries.

In setting the amount of the share increase for which shareholder approval is being sought, the Board considered the historical amounts of equity awards granted by Qualstar in the past three years. In fiscal 2012, Qualstar made equity awards representing a total of 224,000 shares and no equity awards were granted in fiscal 2011 or fiscal 2010.  In an analysis of the 2008 Plan prepared by Institutional Shareholder Services (“ISS”) Corporate Services, ISS calculated that Qualstar’s three-year average burn rate was 0.61%, which is well-below the suggested maximum burn rate of 8.53% under ISS’ policies, based on Qualstar’s industry group and stock volatility.  “Burn rate” is defined as the number of equity awards granted in the year, net of cancellations, divided by the undiluted weighted average shares of our common stock outstanding during the year.  Our Board believes Qualstar’s burn rate is reasonable in relation to companies in Qualstar’s industry and reflects a judicious use of equity for compensation purposes.  The Board intends to manage Qualstar’s burn rate to try to continue to meet ISS’ policies and believes the 2,000,000 shares for which shareholder approval is being sought represents an appropriate increase at this time.

In setting the number of additional shares for which shareholder approval is being sought in this Proposal No. 4, our Board also considered Qualstar’s “overhang.”  We define “overhang” as the number of equity awards outstanding but not exercised, divided by the total shares of common stock outstanding. The “overhang” measures the potential dilutive effect of outstanding equity awards.

The following table shows the calculation of overhang as of May 20, 2013 and as of June 30, 2012:

	Shares Subject to Outstanding Equity Awards
	May 20, 2013	June 30, 2012
1998 Stock Incentive Plan	122,000	138,000
2008 Plan	396,000	224,000

Total overhang	518,000	362,000

Total shares outstanding	12,253,117	12,253,117
Total overhang percentage	4.23%	2.95%

Other Proposed Revisions

In addition to the proposed revisions discussed above, the Amended 2008 Plan also proposed to revise the share recycling provisions in the 2008 Plan to clarify that shares tendered to pay the exercise price of options, shares not issued or delivered as a result of the net settlement of options or SARs or for tax withholding, and shares repurchased on the open market with the proceeds of the option exercise price are not returned to the pool of shares available for future grants.

The Amended 2008 Plan also expands the repricing prohibitions under the 2008 Plan to apply equally to stock appreciation rights, and clarifies that all forms of repricing to reduce the per-share exercise price of options or the base price of SARs are prohibited (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by shareholders).

Approval of the Amended 2008 Plan for Purposes of Section 162(m)

The Board is also asking shareholders to approve the Amended 2008 Plan for the purpose of satisfying the shareholder approval requirements of Section 162(m) of the Code.

In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1.0 million in a taxable year generally is not deductible by Qualstar.  However, compensation that qualifies as “performance-based” under Section 162(m) does not count against the $1.0 million deduction limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public shareholders. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based, and (c) the maximum amount of compensation that can be paid to an employee under the performance goals.  Each of these aspects of the 2008 Plan, as proposed to be amended, is discussed below.  Shareholder approval of this Proposal No. 4 will be deemed to constitute approval of the material terms of the Amended 2008 Plan for purposes of the shareholder approval requirements of Section 162(m).

Shareholder approval of the Amended 2008 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Amended 2008 Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Amended 2008 Plan’s performance goals for shareholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Amended 2008 Plan. Nothing in this proposal precludes our Board or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

The principal provisions of the Amended 2008 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended 2008 Plan itself.  A copy of the Amended 2008 Plan is attached as Appendix III to this Proxy Statement.

Limitations on Grants

The Amended 2008 Plan contains annual limits on grants to individual participants. In any calendar year, no participant may be granted options or stock appreciation rights under the Amended 2008 Plan for more than an aggregate of 250,000 shares or restricted stock units covering an aggregate of more than 125,000 shares. Furthermore, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options become exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Shares Authorized

The aggregate number of shares of common stock which may be issued pursuant to the Amended 2008 Plan is 2,500,000.  To the extent that an award terminates, or expires for any reason, then any shares subject to the award may be used again for new grants under the Amended 2008 Plan, provided that for each share subject to a restricted stock unit award that terminates or expires, 2.0 shares shall again become issuable under the Amended 2008 Plan.  However, shares which are (i) tendered by the holder or withheld by us in satisfaction of tax withholding obligations, (ii) subject to options or stock appreciation rights that are not issued in connection with a net settlement of such options or SARs, or (iii) purchased on the open market with the cash proceeds from an option exercise, will not be available for grant under the Amended 2008 Plan.

Administration

The 2008 Plan may be administered by either the Board or a committee of two or more directors appointed by the Board each of whom shall meet the independence requirements under the then applicable rules, regulations or listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which Qualstar’s shares of common stock are then listed or admitted to trading (the “Committee”). We currently anticipate that the Amended 2008 Plan will be administered by our Compensation Committee, which is comprised of three independent directors.  Subject to the provisions of the Amended 2008 Plan, the Board (or the Committee) will have full authority to implement, administer and make all determinations necessary under the Amended 2008 Plan.

Stock Options

Options may be granted under the Amended 2008 Plan either as “incentive stock options” as defined in Section 422 of the Code, or as nonqualified stock options.  The terms and conditions of each stock option will be determined by the Board (or the Committee) at the time of grant, including exercise price, vesting provisions and duration, subject to the provisions of the Amended 2008 Plan.  The vesting provisions may include time-based vesting criteria and performance-based vesting criteria that must be achieved and any other conditions to vesting.  Options must expire no later than 10 years from the date of grant, or five years with respect incentive stock options granted to a person who owns more than 10% of the outstanding common stock as of the date of grant.

The exercise price of incentive stock options and nonqualified options may not be less than 100% of the fair market value of a share of common stock on the date the option is granted.  The exercise price of an incentive stock option granted to a person who owns more than 10% of Qualstar’s outstanding common stock on the date of grant may not be less than 110% of the fair market value of a share of common stock on the date of the grant.  Payment of the exercise price may be made, in the discretion of the Board (or the Committee), in cash, by check, by delivery of shares of Qualstar’s common stock owned by the optionee, or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

Except for adjustments to the exercise price of stock options resulting from stock splits, stock dividends, extraordinary cash dividends or other similar changes in the capital structure of Qualstar, or unless the approval of Qualstar’s shareholders is obtained, the Board and the Committee are prohibited from taking any action that would have the effect of reducing the exercise price of an option previously granted under the Amended 2008 Plan, or that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market or the principal exchange on which Qualstar’s shares of common stock are then listed or admitted to trading.

Options are nontransferable, other than by will and the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights.  However, the Board (or the Committee) may in its discretion permit participants to transfer nonqualified stock options to family members, family trusts and family partnerships.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2008 Plan pursuant to restricted stock unit agreements, which will specify the date or dates, the performance goals, if any, established by the Board (or the Committee) with respect to one or more performance criteria that must be achieved and any other conditions to vesting.  Settlement of the restricted stock units is automatic upon vesting and payment will be made in cash, shares of common stock or a combination of cash and stock, except as set forth in the restricted stock unit agreement.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2008 Plan pursuant to stock appreciation right agreements. The base price of each stock appreciation right will be determined by the Board (or the Committee) but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right on the date of grant. The Board (or the Committee) may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate.  Upon exercise of a stock appreciation right, the participant will be entitled to receive a payment from Qualstar of an amount equal to the product of (a) the difference between the fair market value of a share of common stock on the date of exercise over the base price per share of common stock and (b) the number of shares of common stock with respect to which the stock appreciation right is being exercised  Payment upon exercise of stock appreciation rights may, in the discretion of the Board (or the Committee), be in cash, in shares of our common stock, or in a combination of cash and stock, except as set forth in the stock appreciation right agreement.

Except for adjustments to the base price of stock appreciation rights resulting from stock splits, stock dividends, extraordinary cash dividends or other similar changes in the capital structure of Qualstar, or unless the approval of Qualstar’s shareholders is obtained, the Board and the Committee are prohibited from taking any action that would have the effect of reducing the base price of stock appreciation rights previously granted under the Amended 2008 Plan, or that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market or the principal exchange on which Qualstar’s shares of common stock are then listed or admitted to trading.

Eligibility to Participate in the Amended 2008 Plan

Incentive stock options may be granted to employees of Qualstar or of any current or future parent or subsidiary of Qualstar, including directors if they are employees.  Nonqualified stock options, restricted stock units and stock appreciation rights may be granted to employees, directors, whether or not employees, and consultants and other service providers of Qualstar or of any current or future parent or subsidiary of Qualstar.

As of May 20, 2013, 12 officers and directors of Qualstar and approximately 50 other employees of Qualstar were eligible to participate in the Amended 2008 Plan.

Performance Criteria

The Board (or the Committee) has the authority to determine the time or times at which equity awards granted under the Amended 2008 Plan become exercisable, or “vest.”  The Amended 2008 Plan includes a number of performance-based criteria that may be used to determine when and to what extent the equity awards will vest.  The Board (or the Committee) will have discretion to apply the performance criteria to either Qualstar as a whole or to a business unit or subsidiary, and to specify that the criteria will be measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated peer group of companies, in each case as specified in the individual equity award agreement at the time of grant.  The performance criteria may be stated as either target amounts, or as a percentage increase over a base period amount, and may be based upon any one or a combination of the following:  (a) revenue; (b) gross profit; (c) operating income; (d) pre-tax income; (e) earnings before interest, taxes, depreciation and amortization; (f) earnings per common share on a fully diluted basis; (g) return on consolidated shareholders’ equity; (h) cash flow; (i) adjusted operating cash flow return on income; (j) cost containment or reduction; (k) the percentage increase in the market price of Qualstar’s common stock over a stated period; or (l) individual business objectives.  The Board (or the Committee) will also have discretion to grant equity awards that vest over time based solely on continued employment or service by the participant, or to use a combination of time-based and performance-based vesting criteria.

Amendment and Termination of the Amended 2008 Plan

The Board may from time to time alter, amend, suspend or terminate the Amended 2008 Plan in such respects as the Board may deem advisable.  However, no such alteration, amendment, suspension or termination may be made that would substantially affect or impair the rights of any person under any outstanding award granted under the Amended 2008 Plan without his or her consent.  Unless previously terminated by the Board, the Amended 2008 Plan will terminate on November 5, 2018.

Change in Control Provisions

The vesting of all options, restricted stock units, and stock appreciation rights granted under the Amended 2008 Plan will accelerate automatically upon a change in control of Qualstar (as defined in the Amended 2008 Plan) effective as of immediately prior to the consummation of the change in control, unless such equity awards are to be assumed by the acquiring or successor entity (or parent thereof) or equity awards of comparable value are to be issued in exchange therefor or the equity awards granted under the Amended 2008 Plan are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives under a new incentive program containing such terms and provisions as the Board (or the Committee) in its discretion may consider equitable.

Grants to Executive Officers, Directors and other Participants

Regulations of the Securities and Exchange Commission require that we include a table setting forth the amount of options or rights that will be received under the Amended 2008 Plan by each of the following persons and groups, if such amounts are determinable:  (a) our chief executive officer, our chief financial officer, and the three other executive officers named in the summary compensation table in this proxy statement, (b) our current executive officers as a group, (c) our current directors who are not executive officers as a group, (d) each nominee for election as a director, (e) each associate of any of the foregoing directors, executive officers or nominees, (f) each other person who received or is to receive 5% of the options or rights under the Amended 2008 Plan, and (g) all employees, including officers who are not executive officers, as a group.  If such amounts are not determinable, which is the case for Qualstar, Qualstar is required to set out the amounts which would have been received for the last fiscal year if the Amended 2008 Plan had been in effect.  In compliance with these regulations, set forth in the following table is information with respect to options granted under the 2008 Plan to the designated persons and groups during the fiscal year ended June 30, 2012 and during the period of July 1, 2012 through May 20, 2013:

	Options Granted (Number of Shares)
Name and Position	Fiscal Year Ended June 30, 2012	Current Fiscal Year Through May 20, 2013
Named Executive Officers:
Lawrence D. Firestone, Chief Executive Officer and President	124,000	100,000
William J. Gervais, Former Chief Executive Officer and President (1)	—	—
Nidhi H. Andalon, Vice President and Chief Financial Officer (2)	20,000	(20,000	) (3)
Randy D. Johnson, Vice President Sales, N2Power	20,000	—
Robert K. Covey, Vice President of Marketing	20,000	—
Steven W. Wagner, Vice President Sales, Storage	—	20,000
Philip G. Varley, Chief Financial Officer	—	20,000
All current executive officers as a group (5 persons)	184,000	120,000

Non-Executive Directors and Director Nominees:
Stanley W. Corker, Director	—	—
Carl W. Gromada, Director	—	—
Robert A. Meyer, Director	—	—
Daniel C. Molhoek, Director	—	24,000
Allen Alley, Director	—	24,000
Gerald J. Laber, Director	—	24,000
All current non-executive directors as a group (6 persons)	—	72,000
Chester Baffa, Director Nominee	—	—

All employees, other than executive officers, as a group	20,000	(20,000	) (3)

(1) Mr. Gervais ended his employment as Chief Executive and President on June 15, 2012.

(2) Ms. Andalon resigned effective March 15, 2013.

(3) Represents forfeited shares returned to the 2008 due to resignations.

Recent Share Price

The last reported sale price of Qualstar common stock on the Nasdaq Stock Market on May 31, 2013 was $1.60 per share.

Summary of Federal Income Tax Consequences of the Amended 2008 Plan

The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the Amended 2008 Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances.

A participant receiving stock options will not recognize taxable income upon grant. With respect to nonqualified stock options, Qualstar is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, if applicable holding period requirements are met, the optionee will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and Qualstar will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Amended 2008 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options and restricted stock units will result in income recognition equal to the fair market at the time of vesting and settlement. In each of the foregoing cases, Qualstar will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

The Amended 2008 Plan is designed to meet the requirements of Section 162(m) for grants of awards. There can be no assurance that compensation attributable to awards granted under the Amended 2008 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to Qualstar.

 Our Board of Directors unanimously recommends a vote “FOR” approval of amendment and restatement of the 2008 Stock Incentive Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the current Audit Committee members who served on the committee during the fiscal year ended June 30, 2012.

The Audit Committee of the Board of Directors is composed solely of non-employee directors who satisfy the current Nasdaq requirements with respect to independence, financial expertise and experience.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available in the investors section of Qualstar’s website at  www.Qualstar.com .

The Board of Directors has the ultimate authority for effective corporate governance, including oversight of the management of Qualstar.  The Audit Committee’s purpose is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Qualstar, the audit of Qualstar’s consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as Qualstar’s independent auditor, and Qualstar’s internal control over financial reporting.

The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities.  Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Qualstar’s independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee fulfilled its duties and responsibilities during fiscal 2012 and with respect to the financial statements for the fiscal year ended June 30, 2012, as outlined in the Committee’s charter.  Among other actions, the Committee:

•	reviewed and discussed our quarterly consolidated financial statements and related periodic reports filed with the SEC, with management and the independent auditor,

•	reviewed with management and the independent auditor the audit scope and plans,

•	inquired about the adequacy of Qualstar’s internal controls,

•	inquired about significant risks, reviewed our policies for risk assessment and risk management and assessed the steps management is taking to control these risks, and

•	met in periodic executive sessions with the independent auditor.

The Audit Committee has reviewed and discussed with management and SingerLewak LLP, Qualstar’s independent auditor for fiscal 2012, the audited financial statements and related footnotes and independent auditor’s report on those financial statements for the fiscal year ended June 30, 2012.  Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee discussed with management and the independent auditor the quality of our accounting principles, the reasonableness of significant estimates and judgments and the disclosures in our financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of Qualstar’s independent auditor, both in fact and appearance.  Consistent with its charter, the Audit Committee has evaluated SingerLewak LLP’s qualifications, performance and independence.  The Audit Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications concerning independence, and has discussed with them their independence from Qualstar and its management and has considered whether the independent auditors’ provision of non-audit services is compatible with maintaining their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in Qualstar’s Annual Report on SEC Form 10-K for the fiscal year ended June 30, 2012, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Carl W. Gromada (Chairman)
Allen H. Alley
Stanley W. Corker
Robert A. Meyer

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 5)

Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the appointment by the Audit Committee of SingerLewak LLP as the independent registered public accounting firm to audit Qualstar’s financial statements for the fiscal year ending June 30, 2013.  We have engaged SingerLewak LLP in this capacity each year commencing with fiscal 2009.  If the shareholders do not approve this appointment, the Audit Committee will consider other independent registered public accounting firms.

Representatives of SingerLewak LLP will be present at the 2013 Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Fees Paid to Independent Registered Public Accounting Firm.  The aggregate fees billed by SingerLewak LLP, our independent registered public accounting firm for fiscal years 2012 and 2011 for professional services rendered to Qualstar during the fiscal years ended June 30, 2012 and June 30, 2011, respectively, were comprised of the following:

	Fiscal 2012	Fiscal 2011
Audit Fees	$115,500	$125,000
Audit-related fees	—	—
Tax fees	5,000	6,200
All other fees	—	—
Total fees	$120,500	$131,200

Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years.

SingerLewak, LLP was our principal accountant for tax compliance, tax advice and tax planning during fiscal years 2012 and 2011.  Tax fees related primarily to tax compliance review and advisory services.

Audit Committee Pre-Approval Policies and Procedures.  Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent accountants in accordance with applicable Securities and Exchange Commission rules. The Audit Committee adopted a written pre-approval policy on June 25, 2003, and all services performed by SingerLewak LLP have been pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accountants and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with these pre-approvals, and the fees for the services performed to date.

PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2014 ANNUAL MEETING

Proposals to be Included in Our Proxy Statement

A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the 2014 Annual Meeting of Shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.  The proposal must be in writing and be received by the Corporate Secretary of Qualstar at our principal place of business no later than February 3, 2014.

Advance Notice Procedures

If a shareholder desires to have a proposal acted upon at the 2014 Annual Meeting of Shareholders that is not to be included in our proxy statement in accordance with SEC Rule 14a-8, or if a shareholder desires to nominate someone for election to our Board of Directors, the shareholder must follow the procedures outlined in our amended and restated bylaws. Our bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. The notice must contain information required by our bylaws, including, but not limited to, a description of the proposal and any material interest of the shareholder relating to such proposal.

In order to nominate someone for election to our Board of Directors at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Corporate Secretary of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. The notice must contain information required by our bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations.

Shareholders are also advised to review Qualstar’s amended and restated bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the information that must accompany any such shareholder notice.

Accordingly, in order for a shareholder proposal (other than a proposal made pursuant to SEC Rule 14a-8) or nomination to be considered at the 2014 Annual Meeting of Shareholders, a written notice of the proposal or the nomination, which includes the information required by our bylaws, must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar between March 30, 2014 and April 29, 2014.

A copy of the full text of the bylaw provisions containing the advance notice procedures described above may be obtained upon written request to the Corporate Secretary of Qualstar at our principal place of business.

June 3, 2013

IMPORTANT

Your vote at this year’s 2013 Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE BKF CAPITAL GROUP, EVEN AS A PROTEST VOTE AGAINST THE BKF CAPITAL GROUP OR THE BKF CAPITAL GROUP’S NOMINEES. Any proxy you sign from the BKF Capital Group for any reason could invalidate previous WHITE proxy cards sent by you to support Qualstar’s Board of Directors.

Only your latest dated, signed proxy card will be counted.  Any proxy may be revoked at any time prior to its exercise at the 2013 Annual Meeting as described in this Proxy Statement.

If you have any questions, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Appendix I

INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN
QUALSTAR’S SOLICITATION OF PROXIES FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

Unless otherwise noted, capitalized terms used but not defined in this Appendix I shall have the meanings ascribed to them in the Proxy Statement to which this Appendix I is attached. Under applicable SEC rules and regulations, members of our Board of Directors, our Board’s director nominees, and executive officers of Qualstar are deemed to be “participants” with respect to Qualstar’s solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders.

Directors and Nominees

The following table sets forth the names and business addresses of our current directors and director nominees who are all deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation or employment of each director or nominee who may be deemed to be a participant is set forth in the section of the Proxy Statement entitled “Proposal No. 1: Election of Directors.”

Name	Business Address

Allen H. Alley	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Chester Baffa	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Stanley W. Corker	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Lawrence D. Firestone	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Carl Gromada	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Gerald J. Laber	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Robert A. Meyer	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063
Daniel C. Molhoek	Qualstar Corporation 3990-B Heritage Oak Court Simi Valley, California 93063

Officers and Employees

The following table sets forth the names of our executive officers (other than Mr. Firestone who is listed above) who are deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation of each person listed below refers to such person’s position with Qualstar, and the business address of Qualstar is 3990-B Heritage Oak Court, Simi Valley, California 93063.

Name	Principal Occupation
Philip G. Varley	Chief Financial Officer

Information Regarding Ownership of Qualstar’s Securities by Participants

Except as described in this Appendix I or otherwise in this Proxy Statement, none of the persons listed above in “Directors and Nominees” and “Officers and Employees” owns any debt or equity security issued by Qualstar of record that he or she does not also own beneficially. The number of shares of Qualstar’s common stock beneficially owned by certain of the persons listed above in “Directors and Nominees” and “Officers and Employees,” as of May 20, 2013, is set forth in the section of the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Information Regarding Transactions Involving Qualstar’s Securities by Participants

The following table reflects all transactions within the last two fiscal years.

Name	Date	Transaction Description	Number of Shares Acquired (Disposed)

Allen H. Alley	April 26, 2013	Grant of stock options at an exercise price of $1.82 per share	24,000

Chester Baffa	None	None	N/A

Stanley W. Corker	August 21, 2012	Purchase of shares	10,700
	November 13, 2012	Purchase of shares	2,000

Lawrence D. Firestone	July 29, 2011	Grant of stock options at an exercise price of $1.83 per share	24,000
	June 1, 2012	Grant of stock options at an exercise price of $1.94 per share	100,000
	August 24, 2012	Purchase of shares	2,000
	January 2, 2013	Grant of stock options at an exercise price of $1.44 per share	100,000

Carl Gromada	May 25, 2011	Sale of shares	(40,700)
	September 5, 2012	Purchase of shares	5,429

Gerald J. Laber	May 16, 2013	Grant of stock options at an exercise price of $1.82 per share	24,000

Robert A. Meyer	None	None	N/A

Daniel C. Molhoek	August 27, 2012	Purchase of shares	2,000
	September 6, 2012	Purchase of shares	1,000
	April 26, 2013	Grant of stock options at an exercise price of $1.82 per share	24,000

Philip G. Varley	April 26, 2013	Grant of stock options at an exercise price of $1.82 per share	20,000

Miscellaneous Information Regarding Participants

Except as described in this Appendix I or this Proxy Statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since July 1, 2010, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) Qualstar was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as described in this Appendix I or elsewhere in this Proxy Statement, (a) no participant or any of their respective associates directly or indirectly beneficially owns any securities of Qualstar or any securities of any parent or subsidiary of Qualstar and (b) no participant owns any securities of Qualstar of record that such participant does not own beneficially.

Except as described in this Appendix I or this Proxy Statement:

•
No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by Qualstar or any of its affiliates or any future transaction to which Qualstar or any of its affiliates will or may be a party;

•
No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Qualstar, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•
No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting other than, with respect to each of the Board’s nominees, such nominee’s interest in election to the Board of Directors; and

•
There are no material proceedings in which any director or executive officer of Qualstar is a party adverse to Qualstar or any of its subsidiaries, or has a material interest adverse to Qualstar or any of its subsidiaries.

Except as described in this Appendix I or this Proxy Statement, and excluding any director or executive officer of Qualstar acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION
DATED JUNE 3, 2013

PROXY

QUALSTAR CORPORATION
3990-B Heritage Oak Court
Simi Valley, California 93063

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALSTAR CORPORATION.

The undersigned hereby appoints Lawrence D. Firestone and John D. Pirnot, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution in each of them, to represent and vote all the shares of Qualstar Corporation which the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders to be held at Qualstar’s corporate headquarters, located at 3990-B Heritage Oak Court, Simi Valley, California 93063, on Friday, ___________, 2013, at 9:30 a.m., Pacific Time, and at any and all adjournments or postponements thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE 2013 ANNUAL MEETING.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01-Allen H. Alley	☐	☐	02-Chester Baffa	☐	☐	03- Lawrence D. Firestone	☐	☐

04- Gerald J. Laber	☐	☐	05-Daniel C. Molhoek	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To ratify the adoption by the Board of Directors of the Rights Agreement dated February 5, 2013, by and between Qualstar and Corporate Stock Transfer, Inc., as Rights Agent.	☐	☐	☐
3.    To authorize the Board of Directors to adjourn the 2013 Annual Meeting of Shareholders in the event the meeting is convened and a quorum is present but there are not sufficient votes to ratify the adoption of the Rights Agreement, in order to enable the Board to solicit additional proxies.
					☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
4. To approve amendment and restatement of the Qualstar Corporation 2008 Stock Incentive Plan.	☐	☐	☐	5. To approve the appointment of SingerLewak LLP as Qualstar’s independent registered public accounting firm for the fiscal year ending June 30, 2013.	☐	☐	☐

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

(continued from reverse side)

This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting.   The undersigned hereby revokes any other proxy heretofore executed by the undersigned for the meeting and acknowledges receipt of the Notice of 2013 Annual Meeting of Shareholders and Proxy Statement dated June 3, 2013.

Dated:

Signature

Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon.  When shares are held by more than one person, all should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If shares are held by a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.  If your address is incorrectly shown, please print changes.

Appendix II

RIGHTS AGREEMENT

between

QUALSTAR CORPORATION

and

CORPORATE STOCK TRANSFER, INC.,

as Rights Agent,

Dated as of February 5, 2013

Exhibit A	Form of Certificate of Determination of Series A Junior Participating Preferred Stock
Exhibit B	Form of Rights Certificate
Exhibit C	Form of Summary of Rights to Purchase Preferred Stock

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RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of February 5, 2013 (this “Agreement”), between Qualstar Corporation, a California corporation (the “ Company ”), and Corporate Stock Transfer, Inc., a Colorado corporation (the “ Rights Agent ”).

RECITALS

WHEREAS, on February 5, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “ Board ”) adopted this Agreement and authorized and declared a dividend distribution of one preferred share purchase right (each, a “ Right ” and collectively, the “ Rights ”) for each Common Share outstanding at the Close of Business on February 15, 2013 (the “ Record Date ”), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Agreement) and having the rights, preferences and privileges set forth in the form of Certificate of Determination of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) with respect to each Common Share that becomes outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and, except as otherwise provided in Section 22, the earlier of the Distribution Date and the Expiration Date, each Right initially evidencing the right to purchase one one-hundredth of a Preferred Share, upon the terms and subject to the conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties, intending to be legally bound hereby, agree as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a)           “Acquiring Person” shall mean any Person who or which, together with all Related Persons of such Person, from and after the date of this Agreement, shall be the Beneficial Owner of 10% or more of the Common Shares then outstanding, but shall not include an Exempt Person or a Grandfathered Shareholder. Notwithstanding the foregoing: (i) any Person who becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company shall not be deemed an “Acquiring Person” unless and until such Person acquires Beneficial Ownership of any additional Common Shares (other than as a result of a stock dividend, stock split, or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally) while the Beneficial Owner of 10% or more of the Common Shares then outstanding; and (ii) if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement and had no intention of changing or influencing control of the Company), and such Person divests as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) a sufficient number of Common Shares so that such Person is no longer the Beneficial Owner of 10% or more of the Common Shares then outstanding or, in the case solely of Derivative Interests, such Person terminates as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) the subject derivative transaction or transactions or disposes of the subject derivative security or securities as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company), or establishes to the satisfaction of the Board that such Derivative Interests are not held with any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or ever to have been an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition.

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(b)           “Act” shall mean the Securities Act of 1933, as amended.

(c)           A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) at any time after the first public announcement of the adoption of this Agreement, in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (i) each Person is conscious of the other Person’s conduct and this awareness is an element in their decision-making processes and (ii) at least one additional factor supports a determination by the Board of Directors that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel;  provided   that the additional factor required shall not include actions by an officer or director of the Company acting in such capacities. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person. No Person shall be deemed to be Acting in Concert with another Person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, including the disclosure requirements of Schedule 14A thereunder, or (ii) soliciting or being solicited for tenders of, or tendering or receiving tenders of, securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

(d)            “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(e)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(f)           “Agreement” shall mean this Agreement as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.

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(g)           “Articles of Incorporation” shall mean the Company’s Restated Articles of Incorporation, as such may be amended, modified or restated from time to time.

(h)           A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “ Beneficial Ownership ” of, and shall be deemed to “ beneficially own ,” any securities:

(i)           which such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act;

(ii)           which such Person or any of such Person’s Related Persons, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person), compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, other rights, warrants, or options, or otherwise;  provided ,  however , that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” (A) securities tendered pursuant to a tender offer or exchange offer made in accordance with the General Rules and Regulations under the Exchange Act by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Related Persons prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “ Original Rights ”) or pursuant to Section 11(i) or Section 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

(iii)           which such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided ,  however , that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any security as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent (as such terms are defined in Regulation 14A under the Exchange Act) given in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, including the disclosure requirements of Schedule 14A thereunder, (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (C) arises solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any Related Persons thereof until such tendered security is accepted for payment or exchange;

(iv)           which are beneficially owned, directly or indirectly, by any other Person (or any Related Person thereof) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Section 1(h)(iii)), or disposing of any voting securities of the Company;  provided ,  however , that nothing in this Section 1(h)(iv) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired or which such Person has the right to acquire through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; or

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(v)           which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Related Persons, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, for all purposes of this Agreement, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person, together with all Related Persons, would be deemed to Beneficially Own hereunder.   The number of Common Shares not outstanding that such Person, together with all Related Persons of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement shall be deemed to be outstanding for the purpose of computing the percentage of the outstanding number of Common Shares owned by such Person, together with all Related Persons of such Person, but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding Common Shares owned by any other Person.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned”(as defined in this Section 1(h)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

Notwithstanding any of the foregoing, no Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Related Persons would otherwise be deemed to “Beneficially Own” pursuant to this Section 1(h) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Related Persons) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.

(i)           “Board” shall have the meaning set forth in the recitals to this Agreement.

(j)           “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York and California, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

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(k)           “Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date;  provided ,  however , that if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(l)           “Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

(m)           “Common Shares” shall mean the shares of common stock, no par value per share, of the Company or any other shares of capital stock of the Company into which such shares shall be reclassified or changed, except that “ Common Shares ” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management of such Person.

(n)           “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(o)           “Company” shall have the meaning set forth in the preamble hereto, except as otherwise provided in Section 13(a) hereof.

(p)           “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(q)           “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(r)           “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares at a meeting of shareholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.

(s)           “Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such interest conveys any voting rights in such security, (ii) such interest is required to be, or is capable of being, settled through delivery of such security or (iii) transactions hedge the economic effect of such interest.

(t)           “Distribution Date” shall mean the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined from time to time by action of the Board prior to the Distribution Date that would otherwise have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date), (ii) the close of business on the 10th Business Day (or such later date as may be determined from time to time by action of the Board prior to the Distribution Date that would otherwise have occurred) after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) following the date hereof, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person, or (iii) immediately prior to the acceptance for payment of the Common Shares tendered pursuant to any tender offer or exchange offer commenced by or on behalf of any Person (other than an Exempt Person) prior to, and pending as of, the date hereof, if upon consummation thereof, such Person would become an Acquiring Person. The Board may, if deferral is allowed in clause (i) or (ii) of the preceding sentence, defer the date set forth in such clause, as applicable, to a specified later date or an unspecified later date to be determined by a subsequent action or event.

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(u)           “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(v)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(w)          “Exchange Property” shall have the meaning set forth in Section 24(f) hereof.

(x)           “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(y)           “Exchange Recipients” shall have the meaning set forth in Section 24(f) hereof.

(z)           “Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee stock ownership plan, employee benefit plan or other compensation program or arrangement of the Company or of any of its Subsidiaries, or any Person holding Common Shares for or pursuant to the terms of any such plan, program or arrangement or for the purpose of funding any such plan, program or arrangement, and (iv) and any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, program or arrangement during the time such Person acts in such capacity.

(aa)          “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(bb)         “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(cc)          “Grandfathered Shareholder” shall mean any Person who or which would, as of the public announcement of this Rights Agreement (including any shares Beneficial Ownership of which is acquired on the date of such announcement pursuant to orders placed prior to becoming aware of such announcement), be deemed an “Acquiring Person,” unless and until such Person (together with all Related Persons) shall acquire after the adoption of this Rights Agreement, without the prior approval of the Board of Directors, Beneficial Ownership of any additional Common Shares (other than as a result of (i) a stock dividend, stock split, or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally, or (ii) the grant or issuance to such Person of options or rights to acquire Common Shares, and the subsequent exercise of such options or rights, pursuant to a stock option or stock incentive plan adopted by the Board and approved by the shareholders of the Company) while the Beneficial Owner of 10% or more of the Common Shares then outstanding.

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(dd)         “Independent Directors” shall mean members of the Board of Directors of the Company who are not officers, employees or Affiliates (or designees of Affiliates) of the Company.

(ee)          “Original Rights” shall have the meaning set forth in Section 1(h)(ii) hereof.

(ff)           “Outside Meeting Date” shall have the meaning set forth in Section 23(b) hereof.

(gg)         “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(hh)         “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, and shall include any successor (by merger or otherwise) of such entity.

(ii)            “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, no par value per share, of the Company having the rights and preferences set forth in the form of Certificate of Determination attached to this Agreement as  Exhibit A , and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(jj)            “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(kk)          “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(ll)            “Qualified Offer” shall mean an offer determined by a majority of the Independent Directors to have each of the following characteristics:

    (i)           a fully financed, all cash tender offer for all of the outstanding Common Shares, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

    (ii)          an offer that has commenced within the meaning of Rule 14d–2(a) under the Exchange Act;

    (iii)        An offer whose per-share offer price exceeds the greatest of:

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(A)          The highest reported market price per share of the Common Shares during the 24 months immediately preceding the commencement of the offer (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act);

(B)           The highest price per share of the Common Shares paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act);

(C)           an amount that is 25% higher than the average of the daily per share Closing Prices for the Common Shares during the immediately preceding 12 months (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), and

(D)           an amount that is 25% higher than the Closing Price per share of the Common Shares (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act); and

(E)           if, at the time any offer is commenced (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;  provided ,  further , that, to the extent that an offer includes shares of common stock of the offeror, such per-share offer price with respect to such common stock of the offeror will be determined by valuing such common stock of the offeror (or any subsidiary or Affiliate thereof, as applicable) to be the average of the daily Closing Prices per share for such common stock for the thirty (30) Trading Days immediately preceding the commencement of such offer (within the meaning of Rule 14d-2(a) under the Exchange Act).

(iv)            an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the holders of the Common Shares is either inadequate or unfair, from a financial standpoint, to the shareholders of the Company (other than the Acquiring Person and its Affiliates);

(v)             an offer that is subject to only the minimum tender condition described below in Section 1(ll)(viii) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

(vi)            an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 90 Business Days and, if a Special Meeting is duly requested in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 23(b), for at least 10 Business Days following such 90 Business Day period;

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(vii)           an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(ll)(vi), the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d–2(a) under the Exchange Act;  provided , however, that such offer need not remain open, as a result of Section 1(ll)(vi) and this Section 1(ll)(vii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1(ll)(vi) and this Section 1(ll)(vii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e–1 under the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (C) one Business Day after the shareholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(viii)          an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(ix)             an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to shareholders’ statutory appraisal rights, if any;

(x)             an offer pursuant to which the Company and its shareholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering shareholder (other than extensions of the offer consistent with the terms thereof);

(xi)             if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the shareholders of the Company is fair from a financial point of view, and (B) within 10 Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of the Company that the consideration being offered to the shareholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such 10 Business Day period, render an opinion to the Board that the consideration being offered to the shareholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

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(xii)           an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

(xiii)           if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or the Nasdaq Global Market (“ Nasdaq ”) (C) no shareholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

(xiv)           an offer that is otherwise in the best interests of the Company and its shareholders.

For the purposes of this definition of Qualified Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board.  If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23(b) shall no longer be applicable to such offer, provided that the actual redemption of the Rights pursuant to Section 23(b) shall not have already occurred.

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(mm)          “Record Date” shall have the meaning set forth in the recital hereto.

(nn)           “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(oo)           “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(pp)           “Redemption Resolution” shall have the meaning set forth in Section 23(b) hereof.

(qq)           “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person, and any other Person with whom such Person or such Person’s Affiliates or Associates is Acting in Concert (or any Affiliate or Associate of such other Person).

(rr)             “Right” shall have the meaning set forth in the recital to this Agreement.

(ss)            “Rights Agent” shall have the meaning set forth in the preamble of this Agreement, except as otherwise provided in Section 19 and Section 21 hereof.

(tt)             “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(uu)           “Rights Dividend Declaration Date” shall have the meaning set forth in the recital to this Agreement.

(vv)           “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ww)          “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(xx)            “Section 13 Event” shall mean any event described in Section 13(a)(i), Section 13(a)(ii) or Section 13(a)(iii) hereof.

(yy)           “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(zz)             “Special Meeting” shall have the meaning set forth in Section 23(b) hereof.

(aaa)          “Special Meeting Notice” shall have the meaning set forth in Section 23(b) hereof.

(bbb)         “Special Meeting Period” shall have the meaning set forth in Section 23(b) hereof.

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(ccc)          “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ddd)         “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect at least a majority of the directors (or other Persons performing similar functions) of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(eee)          “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(fff)            “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(ggg)         “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(hhh)         “Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

Section 2.  Appointment of the Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the registered holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the registered holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3.  Issuance of Rights Certificates.

(a)           Until the Distribution Date (i) the Rights will be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for Rights) or by the current ownership statements issued with respect to uncertificated Common Shares in lieu of such certificates (“ Ownership Statements ”) (which Ownership Statements shall be deemed also to be certificates for Rights) and not by separate certificates, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company).  As soon as practicable after the Distribution Date, the Rights Agent will send, in accordance with Section 26 hereof, to each record holder of the Common Shares as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Related Person of an Acquiring Person), one or more rights certificates, in substantially the form of  Exhibit B  attached hereto (the “ Rights Certificates ”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein.  In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

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(b)           As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as  Exhibit C  (the “ Summary of Rights ”), to each record holder of Common Shares as of the Close of Business on the Record Date in accordance with Section 26 hereof.  With respect to Common Shares outstanding as of the Record Date, or issued subsequent to the Record Date, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with such Common Shares will be evidenced by the certificate or Ownership Statement for such Common Shares registered in the names of the holders thereof, in each case together with the Summary of Rights.  Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate or Ownership Statement for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares evidenced by such certificate or Ownership Statement.

(c)           Rights shall be issued in respect of all Common Shares that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of Common Shares issued after the Distribution Date.  Certificates and Ownership Statements evidencing such Common Shares shall have printed or otherwise affixed to them the following legend:

“This [certificate/statement] also evidences and entitles the registered holder hereof to certain Rights as set forth in the Rights Agreement between Qualstar Corporation (the “Company”) and the Rights Agent thereunder dated as of February 5, 2013 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate/statement].  The Company will mail to the registered holder of this [certificate/statement] a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by any Person who is, was, or becomes an Acquiring Person or any Related Person thereof (as such terms are defined in the Rights Agreement), whether currently beneficially owned by or on behalf of such Person or by any subsequent beneficial owner, may become null and void.”

With respect to such certificates or Ownership Statements containing the foregoing legend, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Shares evidenced by such certificates or Ownership Statements shall be evidenced by such certificates or Ownership Statements alone and the surrender for transfer of any certificate or Ownership Statement for Common Shares shall also constitute the transfer of the Rights associated with the Common Shares evidenced by such certificate or Ownership Statement.  Notwithstanding this Section 3(c) or anything to the contrary that may be contained elsewhere in this Agreement, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any registered holder of Rights Certificates.  In the event the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares that are no longer outstanding.

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Section 4.  Form of Rights Certificates.

(a)           The Rights Certificates (and the forms of election to purchase and of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as  Exhibit B  and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the registered holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)           Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

“The Rights evidenced by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement).  Accordingly, this Rights Certificate and the Rights evidenced hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

Notwithstanding this Section 4(b) or anything to the contrary that may be contained elsewhere in this Agreement, the omission of the foregoing legend or any legend substantially similar thereto shall not affect the enforceability of any part of this Agreement or the rights of any registered holder of Rights Certificates.

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Section 5.  Countersignature and Registration.

(a)           The Rights Certificates shall be duly executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President of the Company, and by the Secretary, an Assistant Secretary, the Treasurer/Chief Financial Officer or an Assistant Treasurer, either manually or by facsimile signature.  The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b)           Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Section 6.  Transfer, Split-Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates .

(a)           Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates evidencing Rights that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split-up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split-up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split-up, combined, or exchanged, with the form of assignment and certificate contained therein duly executed, at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment from a registered holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Rights Certificates.

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(b)           Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)           Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on January 31, 2014 (the “ Final Expiration Date ”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, and (iii) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii), and (iii) being herein referred to as the “ Expiration Date ”).

(b)           The purchase price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right initially shall be $3.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with Section 7(c) hereof (such purchase price, as so adjusted, the “ Purchase Price ”).

(c)           Upon receipt of a Rights Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate contained therein duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-hundredth of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts evidencing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, subject to Section 7(f) below, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, subject to Section 7(f) below, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company.  In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate.  The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

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(d)           In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)           Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f)           Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons of such Beneficial Owner as the Company shall reasonably request.

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Section 8.  Cancellation and Destruction of Rights Certificates.  All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock.

(a)           The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, as the case may be), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all of the outstanding Rights.

(b)           So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on a quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quoted on such quotation system, as the case may be, upon official notice of issuance upon such exercise.

(c)           The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a) hereof, a registration statement on an appropriate form under the Act, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company similarly may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

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(d)           The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) delivered upon exercise of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)           The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) in a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the registered holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.  Preferred Shares Record Date.  Each Person in whose name any certificate for a number of one one-hundredths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) evidenced thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made;  provided , however , that, if the date of such surrender and payment is a date upon which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the registered holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11.  Adjustment of Purchase Price, Number and Kind of Shares, or Number of Rights.  The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)           (i)           In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation, or reclassification, and the number and kind of Preferred Shares (or other capital stock, as the case may be), issuable on such date, shall be proportionately adjusted so that the registered holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares (or other capital stock, as the case may be), which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the Preferred Share (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, or reclassification.  If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)            In the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event ”), then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that, upon expiration of the Redemption Period, each registered holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “ Purchase Price ” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share on the date of such first occurrence (such number of shares, the “ Adjustment Shares ”).

(iii)           In the event that (A) the number of Common Shares authorized by the Articles of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (B) the Board otherwise shall determine to do so in its sole discretion, the Company, acting by resolution of the Board, shall (1) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “ Current Value ”), and (2) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (u) cash, (v) a reduction in the Purchase Price, (w) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as Common Shares (such shares of preferred stock being referred to as “ Common Stock Equivalents ”)), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board;  provided ,  however , that, if, under the circumstances set forth in clause (A) above, the Company shall not have made adequate provision to deliver value pursuant to clause (2) above within thirty (30) days following the later of (I) the first occurrence of a Section 11(a)(ii) Event and (II) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (I) and (II) being referred to herein as the “ Section 11(a)(ii) Trigger Date ”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread.  For purposes of the preceding sentence, the term “ Spread ” shall mean the excess of the Current Value over the Purchase Price.  If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is herein called the “ Substitution Period ”).  To the extent that action is to be taken pursuant to the first or third sentences of this Section 11(a)(iii), the Company shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and the Company may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval for such authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per Common Share on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per Common Share on such date.

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(b)           In case the Company shall fix a record date for the issuance of rights, options, or warrants to all registered holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“ Equivalent Preferred Shares ”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the Current Market Price per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

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(c)           In case the Company shall fix a record date for a distribution to all registered holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per Preferred Share on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants applicable to a Preferred Share, and the denominator of which shall be such Current Market Price per Preferred Share.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)           (i)           For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “ Current Market Price ” per Common Share on any date shall be deemed to be the average of the daily closing prices per Common Share for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “ Current Market Price ” per Common Share on any date shall be deemed to be the average of the daily closing prices per Common Share for the ten (10) consecutive Trading Days immediately following such date;  provided ,  however , that in the event that the Current Market Price per Common Share is determined during a period following the announcement by the issuer of such Common Share of (A) a dividend or distribution on such Common Shares payable in Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Common Shares are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Shares are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board.  If on any such date the Common Shares are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Common Shares, the “ Current Market Price ” per Common Share shall mean the fair value per share on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.  The term “ Trading Day ” shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

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(ii)           For the purpose of any computation hereunder, the “Current Market Price” per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i) hereof (other than the penultimate sentence thereof).  If the Current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed, admitted to trading, or quoted in a manner described in Section 11(d)(i) hereof, the Current Market Price per Preferred Share shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the Current Market Price per Common Share.  If neither the Common Shares nor the Preferred Shares are publicly held or listed, admitted to trading, or quoted, the “ Current Market Price ” per Preferred Share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.  For all purposes of this Agreement, the Current Market Price of one one-hundredth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by 100.

(e)           Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided ,  however , that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Common Share or other share or hundred-thousandth of a Preferred Share, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f)            If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the registered holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

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(g)           All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)           Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)            The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right pursuant to Section 11(h) hereof.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)            Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k)           Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-hundredths of a Preferred Share at such adjusted Purchase Price.

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(l)             In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the registered holder of any Right exercised after such record date of the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment;  provided ,  however , that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)           Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to registered holders of its Preferred Shares shall not be taxable to such shareholders.

(n)           The Company covenants and agrees that in the event that a Section 11(a)(ii) Event occurs and the Rights shall then be outstanding, it shall not, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or otherwise transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions, rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer the shareholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Related Persons.

(o)           The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Section 23, Section 24, or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

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(p)           Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, or (iii) combine or consolidate the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 22 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 13.  Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)           In the event that, at any time after a Person has become an Acquiring Person, directly or indirectly,

(i)            the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger;

(ii)           any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(iii)          the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof); then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that:  (A) each registered holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any liens, encumbrances, rights of first refusal, preemptive rights or other adverse claims of any nature whatsoever, as shall be equal to the result obtained by (1) multiplying the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event, and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “ Purchase Price ” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “ Company ” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights;  provided ,  however , that upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, options warrants and other property which such holder would have been entitled to receive had he, she or it at the time of such transaction, owned the Common Shares of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants, options and other property; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect with respect to events occurring at any time following the first occurrence of any Section 13 Event.

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(b)           “Principal Party” shall mean:

  (i)          in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii) hereof, the Person that is the issuer of any securities into which Common Shares of the Company are converted, changed, or exchanged in such merger or consolidation or, if no securities are so issued, the Person that is the other party to such merger or consolidation; and

  (ii)         in the case of any transaction described in Section 13(a)(iii) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if the Person receiving the largest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate value of shares outstanding;  provided ,  however , that in any such case, (A) if the Common Shares of such Person (who, but for this proviso, would be the Principal Party) are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

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(c)           The Company shall not consummate a Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will:

  (i)          prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

  (ii)         take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

  (iii)        deliver to registered holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

(d)           The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.  In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

Section 14.  Fractional Rights and Fractional Shares.

(a)           The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights.  In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board.  If on any such date the Rights are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Rights, the current market value of a Right shall mean the fair value of a Right on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(b)           The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share).  In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a Preferred Share.  For purposes of this Section 14(b), the current market value of one one-hundredth of a Preferred Share shall be one one-hundredth of the closing price of a Preferred Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)           Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates or Ownership Statements that evidence fractional Common Shares.  In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share.  For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d)           The registered holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.  Rights of Action.  All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares); and any registered holder of any Rights Certificate (and, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the registered holders of Rights, it is specifically acknowledged that the registered holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

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Section 16.  Agreement of Rights Holders.  Every registered holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other registered holder of a Right that:

(a)           prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

(b)           after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein duly completed and fully executed;

(c)           subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, a Common Share certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the Common Share certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d)           notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any registered holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation;  provided ,  however , that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Rights Certificate Holder Not Deemed a Shareholder.  No registered holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the registered holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise of the Rights evidenced thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the registered holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

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Section 18.  Concerning the Rights Agent.

(a)           The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct (each as determined by a court of competent jurisdiction) on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

(b)           The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company or an Ownership Statement, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19.  Merger or Consolidation or Change of Name of the Rights Agent.

(a)           Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of an authorized signatory of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)           In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature of an authorized signatory under the Rights Agent’s prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of the Rights Agent may countersign such Rights Certificates either in the prior name of the Rights Agent or in the changed name of the Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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Section 20.  Duties of the Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the registered holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)           Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recital contained in this Agreement or in the Rights Certificates and it shall not be required to verify the same (except as to a countersignature by one of its authorized signatories on such Rights Certificates), but all such statements and recital are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except a countersignature by one of its authorized signatories on any such Rights Certificate); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

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(f)           The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)           The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)           The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct;  provided ,  however , that reasonable care was exercised in the selection and continued employment thereof.

(j)           No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)           If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.  Change of the Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice given to the Company in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 hereof.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 hereof.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving proper notice of such removal or after it has been properly notified of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, if such appointment occurs after the Distribution Date, give notice thereof to the registered holders of the Rights Certificates in accordance with Section 26 hereof.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22.  Issuance of New Rights Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates evidencing the appropriate number of Rights in connection with such issuance or sale;  provided ,  however , that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption and Termination.

(a)           The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Shares Acquisition Date (or, if the tenth (10th) Business Day following the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date (the “ Redemption Period ”), direct the Company to, and if directed the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “ Redemption Price ”).  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the right of redemption hereunder has expired.  The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board.

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(b)           If the Company receives a Qualified Offer and the Board has not redeemed the outstanding Rights in accordance with Section 23(a) above or exempted such offer from the terms of this Agreement or called a special meeting of shareholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Agreement, in each case by the end of the 90 Business Day period following the commencement of such Qualified Offer, and if the Company receives, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of such Qualified Offer, a written notice complying with the terms of this Section 23(b) (the “ Special Meeting Notice ”), properly executed by the holders of record (or their duly authorized proxy) of 10% or more of the Common Shares then outstanding, directing the Board to submit to a vote of shareholders at a special meeting of the shareholders of the Company (a “ Special Meeting ”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “ Redemption Resolution ”), then the Board shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of shareholders within 90 Business Days following receipt by the Company of the Special Meeting Notice (the “ Special Meeting Period ”), by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided , however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.  For purposes of a Special Meeting Notice, the record date for determining eligible holders of record of the Common Shares shall be the 90th Business Day following the commencement of a Qualified Offer.  Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the shareholders of record executing such Special Meeting Notice, (i) the name and address of such shareholders, as they appear on the Company’s books and records, (ii) the number of Common Shares that are owned of record by each of such shareholders and (iii) in the case of Common Shares that are owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner.  Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.  In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “ Outside Meeting Date ”) and (C) either (1) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice or (2) at the Special Meeting at which a quorum is present, the holders of a majority of the Common Shares outstanding as of the record date for the Special Meeting selected by the Board, shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed at the Redemption Price by such failure to hold the Special Meeting or as a result of the adoption of the Redemption Resolution by the shareholders of the Company (or the Board shall take such other action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting.

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(c)           Immediately upon the action of the Board directing the Company to redeem the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the registered holders of Rights shall be to receive the Redemption Price for each Right so held.  Promptly after the action of the Board directing the Company to make the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights in accordance with Section 26 hereof.  Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.  Exchange of Rights.

(a)           The Board may, at its option, at any time after the occurrence of a Section 11(a)(ii) Event, direct the Company to, and if directed the Company shall, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “ Exchange Ratio ”).  The exchange of the Rights by the Board may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish.  Notwithstanding the foregoing, the Board shall not be empowered to direct the Company to effect such exchange at any time after any Person (other than an Exempt Person), together with all Related Persons of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.

(b)           Immediately upon the action of the Board directing the Company to exchange any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a registered holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange;  provided ,  however , that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall give notice of any such exchange to all of the registered holders of such Rights in accordance with Section 26 hereof.  Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each registered holder of Rights.

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(c)           In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares) for Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or Equivalent Preferred Shares) for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the date hereof.

(d)           In the event the number of Common Shares authorized by the Articles of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, substitute to the extent of such insufficiency for each Common Share that would otherwise be issuable upon exchange of a Right, cash, debt securities of the Company, other assets, or any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent), equal to the Current Market Price per Common Share (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(e)           The Company shall not be required to issue fractions of Common Shares or to distribute certificates or Ownership Statements that evidence fractional Common Shares.  In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the purposes of this Section 24(e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f)           Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Without limiting the preceding sentence, the Board may (i) in lieu of issuing Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “ Exchange Recipients ,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “ Exchange Property ”) issue, transfer or deposit the Exchange Property to or into a trust or other entity that may hold such Exchange Property for the benefit of the Exchange Recipients (provided that such trust or other entity may not be controlled by the Company or any of its Related Persons and provided further that the trustee or similar fiduciary of the trust or other entity will attempt to distribute the Exchange Property to the Exchange Recipients as promptly as practicable), (ii) permit such trust or other entity to exercise all of the rights that a shareholder of record would possess with respect to any shares deposited in such trust or entity and (iii) impose such procedures as are necessary to verify that the Exchange Recipients are not Acquiring Persons or Related Persons of Acquiring Persons as of any time periods established by such trust or entity.

Section 25.  Notice of Certain Events.

(a)           In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the registered holders of Preferred Shares or to make any other distribution to the registered holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the registered holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the registered holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining registered holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the registered holders of the Preferred Shares, whichever shall be the earlier.

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(b)           In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to registered holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to Preferred Shares shall be deemed thereafter to refer to Common Shares or, if appropriate, other securities.

Notwithstanding anything to the contrary that may be contained in this Section 25 or elsewhere in this Agreement, the failure to give, or any defect in, any notice required to be given pursuant to this Section 25 shall not affect the legality or validity of the transaction or event to which the notice requirement was applicable.

Section 26.  Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

Qualstar Corporation
3990-B Heritage Oak Court
Simi Valley, California  93063
Attention:  Chief Financial Officer
Telephone:  (805) 583-7744

with copies (which will not constitute notice) to:

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Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Robert Rich, Esq.
Fax:  (949) 725-4100

and

Alston & Bird LLP
The Atlantic Building
950 F. Street, N.W.
Washington, DC 20004-1404
Attention: Keith E. Gottfried, Esq.
Fax: (202) 654-4879

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by (i) first-class mail, postage prepaid, (ii) overnight delivery, or (iii) courier or messenger service, in each case addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Corporate Stock Transfer
3200 Cherry Creek Dr. South, Suite 430
Denver, CO 80209
Attention:  Carylyn K. Bell

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Rights Certificate (or, if prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the Common Shares).

Section 27.  Supplements and Amendments.  Prior to the Distribution Date, and except as otherwise provided in this Section 27 , the Company, by action of the Board, may from time to time, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of certificates representing the Common Shares; provided ,  however , that the adoption by the Board of any amendment to this Agreement that extends the Final Expiration Date shall be submitted for ratification by the Company’s shareholders within one year of the date of the adoption of such an amendment.  From and after the Distribution Date, and except as otherwise provided in this  Section 27 , the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable;  provided, however , that no such supplement or amendment shall adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Related Person thereof), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable as to an Acquiring Person or any Related Person thereof other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this  Section 27 , the Rights Agent shall execute such supplement or amendment;  provided , that any supplement or amendment that does not amend Section 18, Section 19, Section 20 or Section 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

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Section 28.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determinations and Actions by the Board.  For all purposes of this Agreement, any calculation of the number of Common Shares or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act.  The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the registered holders of the Rights and all other parties, and (y) not subject the Board, or any member thereof, to any liability to the registered holders of the Rights.

Section 30.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares).

Section 31.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided ,  however , that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.  Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Articles of Incorporation and Bylaws.

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Section 32.  Governing Law.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33.  Counterparts; Facsimiles and PDFs.  This Agreement and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Agreement transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 34.  Descriptive Headings.  Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

QUALSTAR CORPORATION

By:       /s/ Lawrence D. Firestone
Name:  Lawrence D. Firestone
Title:    President and Chief Executive Officer

CORPORATE STOCK TRANSFER, INC., as Rights Agent

By:       /s/ Carylyn K. Bell
Name:  Carylyn K. Bell
Title:    President

EXHIBIT A

FORM OF CERTIFICATE OF DETERMINATION OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
QUALSTAR CORPORATION

Pursuant to Section 401 of the California Corporations Code

Lawrence D. Firestone and Nidhi H. Andalon, in accordance with the provisions of Section 401 of the California Corporations Code, DO HEREBY CERTIFY THAT:

ONE:  They are the President and Chief Executive Officer and Chief Financial Officer, respectively, of Qualstar Corporation, a corporation organized and existing under the laws of the State of California (the “ Corporation ”).

TWO:  The Corporation is authorized to issue a total of 5,000,000 shares of Preferred Stock in one or more series.

THREE:  Pursuant to authority vested in the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, the Board of Directors, at a meeting duly called and held on February 5, 2013, adopted a resolution providing for the creation of a series of the Corporation’s Preferred Stock, which series is designated “Series A Junior Participating Preferred Stock.”

FOUR:  No shares of the Series A Junior Participating Preferred Stock have been issued.

FIVE:  The resolution adopted by the Board of Directors of the Corporation is as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “ Board of Directors ” or the “ Board ”) in accordance with the provisions of the Restated Articles of Incorporation of this Corporation (the “ Articles of Incorporation ”), the Board of Directors hereby creates a series of Preferred Stock, no par value per share, of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Articles of Incorporation, does hereby fix the same as follows:

Section 1. Designation and Amount.  There is hereby created out of the Corporation’s authorized and unissued shares of Preferred Stock a series designated as “Series A Junior Participating Preferred Stock.” The number of shares constituting such series shall be 200,000, without par value.

Section 2. Dividends and Distributions.

(a)           Subject to the prior and superior rights of the holders of any shares of any class or series of capital stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation and of any other capital stock ranking junior to the Series A Junior Participating Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “ Quarterly Dividend Payment Date ”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 ($4.00 per annum) or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after February 5, 2013 (the “ Rights Dividend Declaration Date ”) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock);  provided , that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)           Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a)           Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           Except as otherwise provided herein, in any other Certificate of Determination creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(c)           Except as set forth herein, or as otherwise provided by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a)           Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)             declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock;

(ii)            declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)            redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock,  provided , that the Corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation and winding up) to the Series A Junior Participating Preferred Stock; or

(iv)            redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)           The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Certificate of Determination creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution, or Winding Up.

(a)           Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “ Series A Liquidation Preference ”) equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except distributions made ratably on the Series A Junior Participating Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(b)           In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(c)           Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Articles of Incorporation nor this Certificate of Determination shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. The Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

*           *           *           *           *

We declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Executed on February 5, 2013, at Simi Valley, California.

Lawrence D. Firestone, President and Chief Executive Officer Nidhi H. Andalon, Chief Financial Officer and Secretary

EXHIBIT B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 31, 2014 UNLESS THE RIGHTS ARE EARLIER REDEEMED OR EXCHANGED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY RELATED PERSON THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT BENEFICIAL OWNER, MAY BECOME NULL AND VOID.  [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY OR ON BEHALF OF A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).  ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

RIGHTS CERTIFICATE

QUALSTAR CORPORATION

This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of February 5, 2013 (the “ Rights Agreement ”), between Qualstar Corporation, a California corporation (the “ Company ”), and Corporate Stock Transfer, Inc. (the “ Rights Agent ”), to purchase from the Company at any time prior to 5:00 p.m., New York City time, on January 31, 2014 unless the Rights are previously redeemed or exchanged, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock of the Company (a “ Preferred Share ”), at a purchase price of $3.00 per one one-hundredth of a share (such purchase price, as may be adjusted, the “ Purchase Price ”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of February 5, 2013, based on the Preferred Shares as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole Preferred Shares will be issued.

1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Upon the occurrence (whether prior to, on or after the date of this Rights Certificate) of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person (or of any such Related Person) or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or a Related Person of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price, the number and kind of Preferred Shares or other securities issuable upon exercise of a Right and the number of Rights outstanding are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement.  Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase.  If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Shares Acquisition Date, and (ii) the Final Expiration Date (as such terms are defined in the Rights Agreement). In addition, under certain circumstances following the occurrence of a Section 11(a)(ii) Event but before any person acquires beneficial ownership of fifty percent (50%) or more of the Common Shares (as such term is defined in the Rights Agreement), the Rights may be exchanged, in whole or in part, for Common Shares, Preferred Shares, or shares of other preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such redemption or exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such redemption or exchange) will terminate and the Rights will only enable holders to receive the redemption price or the shares issuable upon such exchange, as applicable.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as may otherwise be provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, unless and until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of February __, 201__.

QUALSTAR CORPORATION By: Name: Title: By: Name: Title:

Countersigned: CORPORATE STOCK TRANSFER, INC., as Rights Agent By: Name: Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
 holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED __________________________________________ hereby sells, assigns and transfers unto _________________________________________

(Please print name and address of transferee)

(Please spell out and include in numerals the
number of Rights being transferred by this Agreement)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ Attorney, to transfer the number of Rights indicated on the books of the within named Company, with full power of substitution.

Dated as of:  __________ ___, 20__

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated as of:  __________ ___, 20__

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Form of Reverse Side of Rights Certificate – Continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To:  QUALSTAR CORPORATION

The undersigned hereby irrevocably elects to exercise __________ (_______) Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:

(Please print name, address and social security,
tax identification or other identifying number.)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name, address and social security,
tax identification or other identifying number.)

Dated:  __________ ___, ____

SIGNATURE

By:
Name:
Title:
  Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:  __________ ___, ____

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF SUMMARY OF RIGHTS
TO PURCHASE PREFERRED STOCK

On February 5, 2013 the Board of Directors of Qualstar Corporation, a California corporation (the “ Company ”), declared a dividend distribution of one right (each, a “ Right ”) for each outstanding share of common stock, no par value per share, of the Company (the “ Common Shares ”). The dividend is payable to holders of record as of the close of business on February 15, 2013 (the “ Record Date ”).

The following is a summary description of the Rights. This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement (the “ Rights Agreement ”), dated as of February 5, 2013, by and between the Company and Corporate Stock Transfer, Inc., a Colorado corporation, as rights agent (the “ Rights Agent ”).

1.           Issuance of Rights

Each holder of Common Shares as of the Record Date will receive a dividend of one Right per Common Share. One Right will also be issued together with each Common Share issued by the Company after the Record Date and prior to the Distribution Date (as defined in Section 2 below), and in certain circumstances, after the Distribution Date. New certificates (or, if uncertificated, by the book entry account that evidences record ownership of such shares) for Common Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.

Until the Distribution Date:

•	the Rights will not be exercisable;

•
the Rights will be evidenced by the certificates for Common Shares (or, if uncertificated, by the book entry account that evidences record ownership of such shares) and not by separate rights certificates; and

•	the Rights will be transferable by, and only in connection with, the transfer of Common Shares.

2.           Distribution Date; Exercise of Rights; Beneficial Ownership

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the Common Shares and each Right will become exercisable to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value per share, of the Company (each whole share, a “ Preferred Share ”) at a purchase price of $3.00 (such purchase price, as may be adjusted, the “ Purchase Price ”). This portion of a Preferred Share would give the holder thereof approximately the same dividend, voting, and liquidation rights as would one Common Share.

The “Distribution Date” is the earlier of:

•
the close of business on the tenth (10th) business day following a public announcement that any person, together with such person’s related persons (other than the Company or certain related entities), has become the beneficial owner of 10% or more of the then outstanding Common Shares other than as a result of repurchases of Common Shares by the Company or certain inadvertent acquisitions (such person is an “Acquiring Person” and such date is the “Shares Acquisition Date”);  provided ,  however , that shareholders who currently beneficially owns 10% or more of the outstanding Common Shares, will not be considered an Acquiring Person unless and until such shareholder acquires beneficial ownership of any additional Common Shares, subject to certain exceptions;

•
the close of business on the tenth (10th) business day (or such later date as the Board of Directors of the Company shall determine prior to the occurrence of a Distribution Date) after the date of the commencement of, or first public announcement of the intent of any person (other than the Company or certain related entities) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) subsequent to February 5, 2013, a tender or exchange offer that, if completed, would result in such person becoming an Acquiring Person; and

•
immediately prior to the acceptance for payment of the Common Shares tendered pursuant to any tender offer or exchange offer commenced by or on behalf of any person (other than the Company or certain related entities) prior to, and pending as of, February 5, 2013, if upon consummation thereof, such person would become an Acquiring Person

A person will be deemed to “beneficially own” any Common Shares if such person or any affiliated or associated person of such person:

•	is considered a “beneficial owner” of the Common Shares under Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended;

•
has the right to acquire the Common Shares, either immediately or in the future, pursuant to any agreement, arrangement, or understanding (other than a customary underwriting agreement relating to a bona fide public offering of the Common Shares) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, except that a person will not be deemed to be a beneficial owner of (a) Common Shares tendered pursuant to a tender offer or exchange offer by or on behalf of such person or any affiliated or associated persons of such person until the tendered Common Shares are accepted for purchase or exchange, (b) securities issuable upon exercise of a Right before the occurrence of a Triggering Event (as defined in Section 5 below), or (c) securities issuable upon exercise of a Right after the occurrence of a Triggering Event if the Rights are originally issued Rights or were issued in connection with an adjustment to originally issued Rights;

•
has the right to vote or dispose of the Common Shares pursuant to any agreement, arrangement, or understanding (other than a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D); or

•
has an agreement, arrangement, or understanding with another person who beneficially owns Common Shares and the agreement, arrangement, or understanding is for the purpose of acquiring, holding, voting, or disposing of any securities of the Company (other than customary underwriting agreements relating to a bona fide public offering of Common Shares or a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D).

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying Common Shares or are reportable for purposes of Regulation 13D of the Securities Exchange Act — are treated as beneficial ownership of the number of Common Shares specified in the documentation evidencing the derivative position as being subject to be acquired upon the exercise or settlement of the derivative position or as the basis upon which the value or settlement amount of such derivative position is to be calculated in whole or in part.

3.           Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate rights certificates alone will evidence the Rights.

4.           Expiration of Rights

The Rights will expire on the earliest of (a) 5:00 p.m., New York City time, on January 31, 2014, (b) the time at which the Rights are redeemed (as described in Section 6 below), and (c) the time at which the Rights are exchanged in full (as described in Section 7 below).

5.           Change of Exercise of Rights Following Certain Events

The following described events are referred to as “Triggering Events.”

(a)           “Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, other securities, cash, or other assets of the Company) having a value equal to two times the Purchase Price. Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company as set forth in Section 6 below.

For example, at a purchase price of $3.00 per Right, following the occurrence of a person becoming an Acquiring Person, each Right not owned by the Acquiring Person (or by certain related parties) would entitle its holder to purchase $6.00 worth of Common Shares (or other consideration, as noted above) for $3.00.

(b)           “Flip-Over” Events. In the event that, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation or other entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Shares of the Company are changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights that have previously become void as set forth above) shall thereafter have the right to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price.

6.           Redemption

At any time until ten (10) business days following the Shares Acquisition Date (as defined in Section 2 above), the Board of Directors of the Company may direct the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Shares, or other consideration deemed appropriate by the Board of Directors of the Company). Immediately upon the action of the Board of Directors of the Company directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

However, in the event that the Company receives a Qualified Offer (as described below), the Rights may be redeemed by way of a shareholder action taken at a special meeting of shareholders called for the purpose of voting on a resolution to accept the Qualified Offer and to authorize the redemption of the Rights pursuant to the provisions of the Rights Agreement.  Such an action by shareholders requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock entitled to vote on such matter as of the record date of the special meeting, other than the person making the Qualified Offer and its related persons (the “Offeror”).  A “Qualified Offer” is an offer determined by a majority of the independent members of the Board to have, among other characteristics, each of the following:

•
the offer must be fully financed and take the form of an all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for all of the outstanding shares of the Company’s Common Stock at the same per share consideration;

•
the offer price per share must be greater than the higher of (a) the highest reported per share market price for shares of the Company’s Common Stock during the 12 months immediately preceding the commencement of the offer, (b) the highest price per share of the Company’s Common Stock paid by the person making the offer or any Related Persons thereof (as defined in the Rights Agreement) during the 24 months immediately preceding the commencement of the offer, (c) an amount that is 25% higher than the average of the daily per share closing prices for the Company’s Common Stock during the immediately preceding 12 months (determined as of the trading day immediately preceding the commencement of such offer), (d) an amount that is 25% higher than the closing price per share of the Company’s Common Stock (determined as of the trading day immediately preceding the commencement of such offer); and (e) if, at the time any offer is commenced, any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;

•
the offer does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board that the consideration being offered to the holders of the Company’s Common Stock is either inadequate or unfair, from a financial standpoint, to the shareholders of the Company (other than the Offeror);

•
the Company shall have received an irrevocable written commitment of the Offeror that the offer will remain open for at least one hundred twenty (120) business days and, if a special meeting of shareholders is requested, for at least ten (10) business days after the date of the special meeting or, if no special meeting is held within ninety (90) business days following receipt of the request for the special meeting, for at least ten (10) business days following such ninety (90) business day period;

•
the offer must be conditioned on a minimum of at least two-thirds (2/3rds) of the outstanding shares of the Company’s Common Stock not held by the Offeror being tendered and not withdrawn as of the offer’s expiration date; and

•
the Company must have received an irrevocable written commitment of the Offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer.

7.           Exchange of Rights

At any time after a person becomes an Acquiring Person but before such person acquires beneficial ownership of fifty percent (50%) or more of the outstanding Common Shares, the Board of Directors of the Company may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may substitute Preferred Shares (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Shares at an initial rate of one one-hundredth of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per Common Share. Immediately upon the action of the Board of Directors of the Company directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of Common Shares (or one one-hundredth of a Preferred Share or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

8.           Adjustments to Prevent Dilution; Fractional Shares

The Board of Directors of the Company may adjust the Purchase Price, the number of Preferred Shares or other securities or assets issuable upon exercise of a Right, and the number of Rights outstanding to prevent dilution that may occur (a) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Shares, (b) in the event of a stock dividend on, or a subdivision or combination of, the Common Shares, (c) if holders of the Preferred Shares are granted certain rights, options, or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (d) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Preferred Shares will be issued (other than fractions that are integral multiples of one one-thousandth of a Preferred Share), and in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

9.           No Shareholder Rights Prior to Exercise; Tax Considerations

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common shares of the acquiring company or in the event of the redemption of the Rights as set forth in Section 6 above.

10.           Amendment of Rights Agreement

The Company (by action of the Board of Directors) may supplement or amend any provision of the Rights Agreement in order to (a) cure any ambiguity, (b) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with other provisions of the Rights Agreement, (c) shorten or lengthen any time period under the Rights Agreement, or (d) make any other provisions with respect to the Rights that the Company deems necessary or desirable; provided ,  however , that no supplement or amendment made after the time any person becomes an Acquiring Person may adversely affect the interests of the registered holders of rights certificates (other than an Acquiring Person or any affiliated or associated person of an Acquiring Person or certain of their transferees). Without limiting the foregoing, the Company may at any time before any person becomes an Acquiring Person amend the Rights Agreement to make the provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such provision.

11.           Availability of Rights Agreement

The Company has filed a copy of the Rights Agreement with the Securities and Exchange Commission as an exhibit to a Form 8-K filed on February 7, 2013.  In addition, a copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Appendix III

QUALSTAR CORPORATION

2008 STOCK INCENTIVE PLAN

AS

AMENDED AND RESTATED

As of May 7, 2013

The 2008 STOCK INCENTIVE PLAN (the “Plan”) of Qualstar Corporation, a California corporation (the “Company”), originally adopted by its Board of Directors as of November 5, 2008 (the “Effective Date”), is hereby amended and restated as of May 7, 2013.

ARTICLE 1.

PURPOSES OF THE PLAN

1.1           Purposes.  The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1           Administrator.  “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2           Affiliated Company.  “Affiliated Company” means:

(a)           with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b)           with respect to Nonqualified Options, Restricted Stock Units and Stock Appreciation Rights, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of:  (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3           Base Price.  “Base Price” means the price per share of Common Stock for purposes of computing the amount payable to a Participant who holds a Stock Appreciation Right upon exercise thereof.

2.4           Board.  “Board” means the Board of Directors of the Company.

2.5           Change in Control.  “Change in Control” means:

(a)           The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b)           A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c)           A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d)           The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

2.6           Code.  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7           Committee.  “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 8.1.

2.8           Common Stock.  “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2.

2.9           Company.  “Company” means Qualstar Corporation, a California corporation, or any entity that is a successor to the Company.

2.10         Disability.  “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.  The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.11         Effective Date.  “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.

2.12         Exchange Act.  “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.13         Exercise Price.  “Exercise Price” means the purchase price per share of Common Stock payable by the Optionee to the Company upon exercise of an Option.

2.14         Fair Market Value.  “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a)           If the Common Stock is then listed or admitted to trading on The NASDAQ Stock Market or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on The NASDAQ Stock Market or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on The NASDAQ Stock Market or such exchange on the next preceding day on which a closing sale price is reported.

(b)           If the Common Stock is not then listed or admitted to trading on The NASDAQ Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c)           If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.15         FINRA Dealer.  “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority.

2.16         Incentive Option.  “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.17         Incentive Option Agreement.  “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.18         Nonqualified Option.  “Nonqualified Option” means any Option that is not an Incentive Option.  To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.7 below, it shall to that extent constitute a Nonqualified Option.

2.19         Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.20         Option.  “Option” means any option to purchase Common Stock granted pursuant to this Plan.

2.21         Option Agreement.  “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under this Plan.

2.22         Optionee.  “Optionee” means any Participant who holds an Option.

2.23         Participant.  “Participant” means an individual or entity that holds Options, Restricted Stock Units or Stock Appreciation Rights under this Plan.

2.24         Performance Criteria.  “Performance Criteria” means one or more of the following as established by the Administrator, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount or the occurrence of a specific event or events:

(a)	Revenue;

(b)	Gross profit;

(c)	Operating income;

(d)	Pre-tax income;

(e)	Earnings before interest, taxes, depreciation and amortization (“EBITDA”);

(f)	Earnings per common share on a fully diluted basis (“EPS”);

(g)	Consolidated net income of the Company divided by the average consolidated common stockholders equity (“ROE”);

(h)	Cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities (“Cash Flow”);

(i)	Adjusted operating cash flow return on income;

(j)	Cost containment or reduction;

(k)	The percentage increase in the market price of the Company’s common stock over a stated period; and

(l)	Individual business objectives.

2.25         Restricted Stock Unit.  “Restricted Stock Unit” means a right to receive an amount equal to the Fair Market Value of one share of Common Stock, issued pursuant to Article 6, subject to any restrictions and conditions as are established pursuant to Article 6.

2.26         Restricted Stock Unit Agreement.  “Restricted Stock Unit Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Restricted Stock Units under the Plan.

2.27         Service Provider.  “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a  Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.28         Stock Appreciation Right.  “Stock Appreciation Right” means a right issued pursuant to Article 7, subject to any restrictions and conditions as are established pursuant to Article 7, that is designated as a Stock Appreciation Right.

2.29         Stock Appreciation Right Agreement.  “Stock Appreciation Right Agreement” means the written agreement entered into between the Company and a Participant evidencing the grant of Stock Appreciation Rights under the Plan.

2.30         10% Stockholder.  “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1           Incentive Options.  Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2           Nonqualified Options; Restricted Stock Units and Stock Appreciation Rights.  Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Restricted Stock Units and Stock Appreciation Rights under the Plan.

3.3           Section 162(m) Limitation.  Subject to adjustment as to the number and kind of shares pursuant to Section 4.2, in no event shall any Participant be granted in any one calendar year (a) Options or Stock Appreciation Rights pursuant to which, in the case of Options, the aggregate number of shares of Common Stock that may be acquired thereunder, or, in the case of Stock Appreciation Rights, the aggregate number of shares of Common Stock covered thereby, exceeds two hundred fifty thousand (250,000) shares, or (b) Restricted Stock Units pursuant to which the aggregate number of shares of Common Stock covered thereby exceeds one hundred twenty-five thousand (125,000) shares.

ARTICLE 4.

PLAN SHARES

4.1           Shares Subject to the Plan.

(a)           The number of shares of Common Stock that may be issued under this Plan shall be two million five hundred thousand (2,500,000) shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2.  For purposes of this limitation, in the event that (a) all or any portion of any Options or Stock Appreciation Rights granted under the Plan can no longer under any circumstances be exercised, (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement, or (c) all or any portion of any Restricted Stock Units granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of Common Stock allocable to or covered by the unexercised or unvested portion of such Options, Stock Appreciation Rights or Restricted Stock Units or the shares of Common Stock so reacquired shall again be available for grant or issuance under the Plan.  The following shares of Common Stock may not again be made available for issuance as awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of outstanding Stock Appreciation Rights or Options, (ii) shares of Common Stock used to pay the Exercise Price related to outstanding Options, (iii) shares of Common Stock used to pay withholding taxes related to outstanding Options or Stock Appreciation Rights, or (iv) shares of Common Stock repurchased on the open market with the proceeds of the Option Exercise Price.

(b)           The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be two million five hundred thousand (2,500,000) shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2.

4.2           Changes in Capital Structure.  In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to or covered by outstanding Option Agreements, Restricted Stock Unit Agreements or Stock Appreciation Right Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1           Grant of Stock Options.  The Administrator shall have the right to grant pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such Performance Criteria were achieved.

5.2           Option Agreements.  Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option.  As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted.  Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

5.3           Exercise Price.  The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:  (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.  However, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424 of the Code.

5.4           Payment of Exercise Price.  Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by:  (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d)  the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5           Term and Termination of Options.  The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.  An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.6           Vesting and Exercise of Options.  Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

5.7           Annual Limit on Incentive Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.8           Nontransferability of Options.  Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee.  At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator.  For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

5.9           Rights as a Stockholder.  An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6.

RESTRICTED STOCK UNITS

6.1           Grants of Restricted Stock Units.  The Administrator shall have the right to grant pursuant to this Plan Restricted Stock Units subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such Performance Criteria were achieved.

6.2           Restricted Stock Unit Agreements.  A Participant shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Unit Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Unit Agreement.  Each Restricted Stock Unit Agreement shall be in such form, and shall set forth such other terms, conditions and restrictions of the Restricted Stock Unit Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each such Restricted Stock Unit Agreement may be different from each other Restricted Stock Unit Agreement.

6.3           Vesting of Restricted Stock Units. The Restricted Stock Unit Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units may vest.

6.4           Form and Timing of Settlement.  Settlement in respect of vested Restricted Stock Units will be automatic upon vesting thereof.  Payment in respect thereof will be made no later than thirty (30) days thereafter and may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of exercise, or a combination of both, except as specifically provided in the Restricted Stock Unit Agreement.

6.5           Rights as a Stockholder.  Holders of Restricted Stock Units shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Restricted Stock Units, in whole or in part, in shares of Common Stock pursuant to their respective Restricted Stock Unit Agreements and the terms and conditions of the Plan.

6.6           Restrictions. Restricted Stock Units may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Unit Agreement or as authorized by the Administrator.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1           Grants of Stock Appreciation Rights.  The Administrator shall have the right to grant pursuant to this Plan, Stock Appreciation Rights subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such Performance Criteria were achieved.

7.2           Stock Appreciation Right Agreements.  A Participant shall have no rights with respect to the Stock Appreciation Rights covered by a Stock Appreciation Right Agreement until the Participant has executed and delivered to the Company the applicable Stock Appreciation Right Agreement.  Each Stock Appreciation Right Agreement shall be in such form, and shall set forth the Base Price and such other terms, conditions and restrictions of the Stock Appreciation Right Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each such Stock Appreciation Right Agreement may be different from each other Stock Appreciation Right Agreement.

7.3           Base Price.  The Base Price per share of Common Stock covered by each Stock Appreciation Right shall be determined by the Administrator and will be not less than 100% of Fair Market Value on the date the Stock Appreciation Right is granted.  However, a Stock Appreciation Right may be granted with a Base Price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 409A of the Code.

7.4           Term and Termination of Stock Appreciation Rights.  The term and provisions for termination of each Stock Appreciation Right shall be as fixed by the Administrator, but no Stock Appreciation Right may be exercisable more than ten (10) years after the date it is granted.

7.5           Vesting and Exercise of Stock Appreciation Rights.  Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

7.6           Amount, Form and Timing of Settlement.  Upon exercise of a Stock Appreciation Right, the Participant who holds such Stock Appreciation Right will be entitled to receive payment from the Company in an amount equal to the product of (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Base Price per share of Common Stock covered by such Stock Appreciation Right and (b) the number of shares of Common Stock with respect to which such Stock Appreciation Right is being exercised.  Payment in respect thereof will be made no later than thirty (30) days after such exercise, provided that such payment will be made in a manner such that no amount of compensation will be treated as deferred under Treasury Regulation Section 1.409A-1(b)(5)(i)(D).  Such payment may, in the discretion of the Administrator, be in cash, shares of Common Stock of equivalent Fair Market Value as of the date of exercise, or a combination of both, except as specifically provided in the Stock Appreciation Right Agreement.

7.7           Rights as a Stockholder.  Holders of Stock Appreciation Rights shall have no rights or privileges as a stockholder with respect to any shares of Common Stock covered thereby unless and until they become owners of shares of Common Stock following settlement in respect of such Stock Appreciation Rights, in whole or in part, in shares of Common Stock pursuant to their respective Stock Appreciation Right Agreements and the terms and conditions of the Plan

7.8           Restrictions.  Stock Appreciation Rights may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order entered by a court in settlement of marital property rights, except as specifically provided in the Stock Appreciation Right Agreement or as authorized by the Administrator.

ARTICLE 8.

ADMINISTRATION OF THE PLAN

8.1           Administrator.  Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the “Committee”), each of whom shall meet the independence requirements under the then applicable rules, regulations or listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Company’s shares of Common Stock are then listed or admitted to trading.  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.  The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.  As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

8.2           Powers of the Administrator.  In addition to any other powers or authority conferred upon the Administrator elsewhere in this Plan or by law, the Administrator shall have full power and authority:  (a) to determine the persons to whom, and the time or times at which, Incentive Options, Nonqualified Options, Restricted Stock Units or Stock Appreciation Rights shall be granted, the number of shares to be represented by each Option Agreement or covered by each Restricted Stock Unit Agreement or Stock Appreciation Right Agreement, and the Exercise Price of such Options and the Base Price of such Stock Appreciation Rights; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements, Restricted Stock Unit Agreements and Stock Appreciation Right Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Option Agreement, Restricted Stock Unit Agreement or Stock Appreciation Right Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement, Restricted Stock Unit Agreement or Stock Appreciation Right Agreement; (g) to accelerate the vesting of any Option, Restricted Stock Unit or Stock Appreciation Right; (h) to extend the expiration date of any Option Agreement or Stock Appreciation Right Agreement; (i) subject to Section 8.3, to amend outstanding Option Agreements, Restricted Stock Unit Agreements or Stock Appreciation Right Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of this Plan, but only to the extent not contrary to the express provisions of this Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under this Plan shall be final and binding on the Company and all Participants.  Notwithstanding any term or provision in this Plan, the Administrator shall not have the power or authority, by amendment or otherwise to extend the expiration date of an Option or Stock Appreciation Right beyond the original expiration date of such Option or Stock Appreciation Right.

8.3           Repricing Prohibited.  Subject to Section 4.2, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), neither the Committee nor the Board shall amend the terms of outstanding awards to reduce the Exercise Price of outstanding Options or the Base Price of outstanding Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options with an Exercise Price that is less than the Exercise Price of the original Options or Stock Appreciation Rights with a Base Price that is less than the Base Price of the original Stock Appreciation Rights, without approval of the Company’s stockholders, evidenced by a majority of votes cast.

8.4           Limitation on Liability.  No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith.  To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 9.

CHANGE IN CONTROL

9.1           Options and Stock Appreciation Rights.  In order to preserve a Participant’s rights with respect to any outstanding Options or Stock Appreciation Rights in the event of a Change in Control of the Company:

(a)           Vesting of all outstanding Options and Stock Appreciation Rights shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options or Stock Appreciation Rights are to be assumed by the acquiring or successor entity (or parent thereof) or new options, stock appreciation rights or New Incentives are to be issued in exchange therefor, as provided in subsection (b) below.

(b)           Vesting of outstanding Options or Stock Appreciation Rights shall not accelerate if and to the extent that:  (i) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options or stock appreciation rights of comparable value are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options or Stock Appreciation Rights (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives of comparable value under a new incentive program (“New Incentives”) containing such terms and provisions as the Administrator in its discretion may consider equitable.  If outstanding Options or Stock Appreciation Rights are assumed, or if new options or stock appreciation rights of comparable value are issued in exchange therefor, then each such Option, new option, Stock Appreciation Right or new stock appreciation right shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares that would have been issued upon exercise of the Option or Stock Appreciation Right had the Option or Stock Appreciation Right been exercised immediately prior to the Change in Control and, with respect to Stock Appreciation Rights, payments in respect of such Stock Appreciation Right been made in shares, and appropriate adjustment also shall be made to the Exercise Price or Base Price such that the aggregate Exercise Price of each such Option or new option or Base Price of each Stock Appreciation Right or new stock appreciation right shall remain the same as nearly as practicable and in a manner satisfying the provisions of Sections 409A and 424 of the Code.

(c)           If any Option or Stock Appreciation Right is assumed by an acquiring or successor entity (or parent thereof) or a new option or stock appreciation right of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then, if so provided in an Option Agreement or Stock Appreciation Right Agreement, the vesting of the Option, new option, Stock Appreciation Right, new stock appreciation right or New Incentive shall accelerate if and at such time as the Participant’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement or Stock Appreciation Right Agreement.

(d)           If vesting of outstanding Options or Stock Appreciation Rights will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option or Stock Appreciation Right for an amount of cash or other property having a value equal to (i) with respect to each Option, the amount (or “spread”) by which, (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, exceeds (y) the Exercise Price of the Option, and (ii) with respect to each Stock Appreciation Right, the value of the cash or other property that the Participant would have received had the Stock Appreciation Right been exercised immediately prior to the Change in Control.

(e)           The Administrator shall have the discretion to provide in each Option Agreement and Stock Appreciation Right Agreement other terms and conditions that relate to (i) vesting of such Option or Stock Appreciation Right in the event of a Change in Control and (ii) assumption of such Options or Stock Appreciation Rights or issuance of comparable securities or New Incentives in the event of a Change in Control.  The aforementioned terms and conditions may vary in each Option Agreement and Stock Appreciation Right Agreement, and may be different from and have precedence over the provisions set forth in Sections 9.1(a) - 9.1(d) above.

(f)           Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(g)           If outstanding Options or Stock Appreciation Rights will not be assumed by the acquiring or successor entity (or parent thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to the Participants who hold Options and Stock Appreciation Rights not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

9.2           Restricted Stock Units.  In order to preserve a Participant’s rights with respect to any outstanding Restricted Stock Units in the event of a Change in Control of the Company:

(a)           All Restricted Stock Units shall vest in full effective as of immediately prior to the consummation of the Change in Control, except to the extent that in connection with such Change in Control, the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of Restricted Stock Unit Agreements or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares.

(b)           The Administrator in its discretion may provide in any Restricted Stock Unit Agreement that if, upon a Change in Control, the acquiring or successor entity (or parent thereof) assumes such Restricted Stock Unit Agreement or substitutes new agreements of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares), then the Restricted Stock Units or any substituted shares covered thereby shall immediately vest in full, if the Participant’s service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of a Change in Control, pursuant to such terms and conditions as shall be set forth in the Restricted Stock Unit Agreement.

(c)           If vesting of outstanding Restricted Stock Units will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Restricted Stock Unit for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received had the Restricted Stock Unit vested immediately prior to the Change in Control.

(d)           The Administrator shall have the discretion to provide in each Restricted Stock Unit Agreement other terms and conditions that relate to (i) vesting of such Restricted Stock Units in the event of a Change in Control and (ii) assumption of such Restricted Stock Unit Agreements or issuance of substitute new agreements of comparable value in the event of a Change in Control.  The aforementioned terms and conditions may vary in each Restricted Stock Unit Agreement, and may be different from and have precedence over the provisions set forth in Sections 9.2(a) - 9.2(c) above.

ARTICLE 10.

AMENDMENT AND TERMINATION OF THE PLAN

10.1           Amendments.  The Board may from time to time alter, amend, suspend or terminate this Plan in such respects as the Board may deem advisable.  No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement, Restricted Stock Unit Agreement or Stock Appreciation Right Agreement without such Participant’s consent.  The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption.  Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

10.2           Plan Termination.  Unless this Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options, Restricted Stock Units or Stock Appreciation Rights may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Unit Agreements and Stock Appreciation Right Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 11.

TAXES

11.1           Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options, Restricted Stock Units or Stock Appreciation Rights.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or Stock Appreciation Right or vesting of a Restricted Stock Unit or (b) delivering to the Company shares of Common Stock owned by the Participant.  The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11.2           Compliance with Section 409A of the Code.  Options, Restricted Stock Units and Stock Appreciation Rights will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Option Agreement, Restricted Stock Unit Agreement and Stock Appreciation Right Agreement is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Option, Restricted Stock Unit or Stock Appreciation Right or grant, payment, settlement or deferral thereof is subject to Section 409A of the Code such Option, Restricted Stock Unit or Stock Appreciation Right will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral thereof will not be subject to the additional tax or interest applicable under Section 409A of the Code.

ARTICLE 12.

MISCELLANEOUS

12.1           Benefits Not Alienable.  Other than as provided above, benefits under this Plan may not be assigned or alienated, whether voluntarily or involuntarily.  Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

12.2           No Enlargement of Employee Rights.  This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant.  Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.3           Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4           Annual Reports.  During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.